[LOGO]
Fleet Credit Corporation

February 20, 1996

Mr. Jeff Ryan
OPTICAL COATING LABORATORY, INC.
2789 Northpoint Parkway
Santa Rosa, California 95407-7397

RE: Account No. 32053-02

Dear Mr. Ryan:

I would like to take this opportunity to thank you for working with Fleet Credit Corporation on your recent financing requirements.

Enclosed, for your files, are original copies of the executed documents referencing the above account number. Invoices will be mailed to the address on this letter. Please verify this. If invoices should be mailed to another address or another individual within your organization, please contact our Customer Service Department at (800) 238-3737.

Again, thank you for your business. Please feel free to call us if you have questions regarding your account or if we can be of any further service to you.

Very truly yours,

Jeanette R. Fernandes
Contract Administrator I

enclosures

Fleet Credit Corporation 5th Floor, 50 Kennedy Plaza, Providence, RI 02903-2305 401-278-5593
A Member of Fleet Financial Group, Inc.

Jeffrey M. Ryan                                        Optical Coating
Assistant Treasurer                                    Laboratory, Inc.

                                                       2789 Northpoint Parkway
                                                       Santa Rosa, California
                                                       95407-7397
                                                       (707) 525-7656
                                                       FAX 707/525-7410

February 13, 1996                                 DUPLICATE
                                                  ---------
John Gould                                        PLEASE SIGN BOTH SETS AND
Vice President                                    RETURN THE DUPLICATE FOR OUR
Fleet Credit Corporation                          FILES. THANK YOU.
5th Floor
50 Kennedy Plaza
Providence, RI 02903-2305

Re: $10,000,000 Lease Line

Dear John:

Please find enclosed the signed documentation relating to the second transaction against the subject lease line. The amount of the transaction is $1,000,000. I would kindly ask that after a Fleet representative signs the documentation on behalf of Fleet that a copy of this transaction documentation be sent to my attention at the address on this letterhead.

Thanks and regards,


/s/ Jeff

                               CLOSING CHECKLIST


TO: Mr. Jeff Ryan

RE: OPTICAL COATING LABORATORY, INC.    ACCOUNT NUMBER: 32053-02


MASTER DOCUMENTS                            LEASE DOCUMENTS
-----------------------------------------   ------------------------------------
___  CERTIFIED COPY OF RESOLUTIONS          ___  LEASE SCHEDULE
-----------------------------------------   ------------------------------------
___  MASTER EQUIPMENT LEASE AGREEMENT       _X_  TRUE LEASE SCHEDULE
-----------------------------------------   ------------------------------------
___  MASTER SECURTY AGREEMENT               _X_  SCHEDULE A W/ SCHEDULE A-1
-----------------------------------------   ------------------------------------
___  GUARANTY                               _X_  ACCEPTANCE CERTIFICATE
-----------------------------------------   ------------------------------------
___  ADD'L SECURITY AGREE. (w/ UCC-1)       _X_  WARRANTY BILL OF SALE
-----------------------------------------   ------------------------------------
___  MAINTENANCE AND RETURN RIDER           _X_  PURCHASE OPTION RIDER (2)
-----------------------------------------
___  ADDENDUM (To:___________________       (Specify: FMV/CAP/RET FEE
-----------------------------------------   ------------------------------------
                                            _X_  EARLY PURCHASE OPTION RIDER (2)
LOAN DOCUMENTS                              ------------------------------------
-----------------------------------------   _X_  STIPULATED LOSS VALUE SCHEDULE
___  SECURED PROMISSORY NOTE                ------------------------------------
-----------------------------------------   _X_  UCC-1 FINANCING STATEMENT(s)(2)
     ___  FIXED RATE                        _X_  PAY PROCEEDS LETTER
-----------------------------------------   ------------------------------------
     ___  FLOATING RATE                      ___  INVOICE ($_______________)
-----------------------------------------   ------------------------------------
___  NOTE ACCEPTANCE CERTIFICATE
-----------------------------------------   SPECIAL DOCUMENTS
___  SCHEDULE A                             ___  EQUIPMENT INSPECTION
-----------------------------------------   ___  UCC SEARCHES/WAIVERS
___  CERTIFICATE OF INSURANCE
-----------------------------------------   --- --------------------------------
___  UCC-1 FINANCING STATEMENT(s)           --- --------------------------------
-----------------------------------------   --- --------------------------------
___  DISBURSEMENT                           --- --------------------------------
-----------------------------------------   --- --------------------------------
___  INVOICE ($_______________)             --- --------------------------------
-----------------------------------------   --- --------------------------------

CONDITIONS PRECEDENT TO FUNDING:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JEANETTE R. FERNANDES                       2/8/96
------------------------------------    --------------------
CA's INITIALS                               DATED

    [LOGO]                                      LEASE SCHEDULE NO. 32053-00002
                                                     (True Lease Schedule)
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305
                                        Lessee: OPTICAL COATING LABORATORY, INC.
                                        Address: 2789 NORTH POINT PARKWAY

                                                 SANTA ROSA, CA 95407

               1. This Lease Schedule No. 32053-00002 dated as of FEBRUARY 08, 1996 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32053 dated as of DECEMBER 19, 1995 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

2. ACQUISITION COST. The Acquisition Cost of the Equipment is: $1,000,000.0O.

               3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 71 months after the Lease Term
Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

                  (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 71 consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date")'

                                                          Amount of Each
      Number of Rental Payments                           Rental Payment
      -------------------------                           ---------------
               35                                           13,188.97
               36                                           16,119.86



                  (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 01 and last O Rental Payments, due and payable on the Acceptance Date.

                  (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

[LOGO]                                                     WARRANTY BILL OF SALE

Fleet Credit Corporation
50 Kennedy Plaza
Providence, Rhode Island 02903

         OPTICAL COATING LABORATORY, INC. ("Seller") of 2789 NORTH POINT PARKWAY, SANTA ROSA, CA 95407, in consideration of the sum of $1,000,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Credit Corporation ("FCC") a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will forever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 13th day of February, 1996.

                                              OPTICAL COATING LABORATORY, INC.

                                              By: /s/ John M. Markovich
                                                  ------------------------------
                                              Name:   John M. Markovich
                                                    ----------------------------
                                              Title:  Vice President Finance and
                                                     ---------------------------
                                                       Chief Financial Officer
State of    CALIFORNIA
          --------------------
County of   SONOMA
          --------------------

Subcribed and sworn before me this 13th day of February, 1996.

                                             /s/ Silvia C. Hogan
                                        ----------------------------------------
                                                  Notary Public

                                        My Commission expires: November 11, 1997
                                                              ------------------
                                                       (SEAL)
              ===============================
                      SILVIA C. HOGAN
                      COMM. #1009258
                 Notary Public--California
                       SONOMA COUNTY
               My Comm. Expires NOV 11, 1997
              ===============================

FLEET CREDIT CORPORATION
                                                     EARLY PURCHASE OPTION RIDER
                                                            (single option)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

        This Early Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-01, dated as of December 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

         So long as no Event of Default has occurred and is continuing under the Lease, and upon at least 90 days prior written notice to Lessor, Lessee shall have the right to terminate the Lease Term for all but not less than all of the Equipment on the Rental Payment Date for Rental Payment Number 60 (the "Termination Date"). Lessee shall pay to Lessor on the Termination Date an amount equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) 43% of the Acquisition Cost of the Equipment. If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised its purchase option under and pursuant to the terms of the Early Purchase Option Rider dated February 8, 1996 under that certain Lease Schedule No. 32053-02 dated February 8, 1996.

        Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Early Purchase Option Rider applicable to Lease Schedule No. 32053-02 on the Termination Date, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the Termination Date, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

        In the event Lessee shall not pay all amounts due hereunder on the Termination Date, then the Lease Term for the Equipment shall continue in full force and effect, and this Rider shall be null and void and of no further force and effect.

        All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: December 19, 1995.



FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                      Chief Financial Officer

                            FLEET CREDIT CORPORATION
                                50 Kennedy Plaza
                           Providence, RI 02903-2305
                                 1-800-238-3737

OPTICAL COATING LABORATORY, IN
2789 NORTH POINT PARKWAY
SANTA ROSA      CA 95407-0000

                                                               February 13, 1996

--------------------------------------------------------------------------------
          DESCRIPTION                                       AMOUNT
--------------------------------------------------------------------------------

          ADVANCE PAYMENT                                   $13,188.97   +
          TRANSACTION EXPENSES                              $ 1,000.00   +
          SH FUND                                           $14,188.97   -









                                                  Total Due      $14,188.97
                                             Total Received      $14,188.97

                                                    Balance           $0.00

--------------------------------------------------------------------------------
RETURN YOUR REMITTANCE TO THE ATTENTION OF: JEANETTE FERNANDES
TO INSURE PROPER CREDIT TO YOUR ACCOUNT, PLEASE RETURN REMITTANCE COPY.

                      A Subsidiary of Fleet National Bank

32053 00           002       00002

      [LOGO]                                                 PAY PROCEEDS LETTER
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

    We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32053-00002 dated as of FEBRUARY 08, 1996, and make disbursements directly to said Payee(s) as follows:

                                                            Amount of
              PAYEE                                          Payment

OPTICAL COATING LABORATORY, INC.                        $    985,811.03
------------------------------------------             -------------------------
FLEET CREDIT CORPORATION (short fund)                   $     14,188.97
------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

                 TOTAL:                                     $  1,000,000.00
                                                            --------------------


Dated as of: FEBRUARY 08, 1996

                                      OPTICAL COATING LABORATORY, INC.

                                      By: /s/ John M. Markovich
                                          ------------------------------
                                      Name:   John M. Markovich
                                            ----------------------------
                                      Title:  Vice President Finance and
                                             ---------------------------
                                               Chief Financial Officer

        This FINANCING  STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant  to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR  FEDERAL TAX NO.

  OPTICAL COATING LABORATORY. INC.                            08-0164244
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2789 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY)                          2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)             3A.  FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME      FLEET CREDIT CORPORATION
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903

------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   (1) Robot  Seaming,  (2) Robot FSM  Seamers  and a  Conveyor  System as set forth on  attached
   Schedule  A,  and  all  additions,  accessions,  modifications,   improvements,  replacements,
   substitutions and accessories  thereto and therefor,  whether now owned or hereafter acquired, and the proceeds of any of the foregoing,  including insurance proceeds. Debtor has possession of the  equipment  under a True  Lease  only.  Secured  Party has a security  interest  in the equipment to the extent necessary to protect its title and interest  therein.  Pursuant to the
   Master  Equipment Lease  Agreement dated December 19, 1995,  Debtor has the option to purchase the subject equipment at the end of the lease term.
   Acct#32053-02/jrf
   File: Secretary of State/California                                FIXTURE FILING

------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE            ARE ALSO COVERED               ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                           [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ John M. Markovich                 2/13/96     D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
OPTICAL COATING LABORATORY, INC.                    1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3
   /s/ Jeanette R. Fernandes
SIGNATURE(S) OF SECURED PARTY(IES)                  4
--------------------------------------------------
FLEET CREDIT C0RPORATION                            5

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)         6
==================================================
11. Return copy to:                                 7

NAME                                                8
ADDRESS
CITY                                                9
STATE
ZIP CODE                                            0
==================================================
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

        This FINANCING  STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant  to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR  FEDERAL TAX NO.

  OPTICAL COATING LABORATORY. INC.                            08-0164244
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2789 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY)                          2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)             3A.  FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME      FLEET CREDIT CORPORATION
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903

------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   (1) Robot  Seaming,  (2) Robot FSM  Seamers  and a  Conveyor  System as set forth on  attached
   Schedule  A,  and  all  additions,  accessions,  modifications,   improvements,  replacements,
   substitutions and accessories  thereto and therefor,  whether now owned or hereafter acquired, and the proceeds of any of the foregoing,  including insurance proceeds. Debtor has possession of the  equipment  under a True  Lease  only.  Secured  Party has a security  interest  in the equipment to the extent necessary to protect its title and interest  therein.  Pursuant to the
   Master  Equipment Lease  Agreement dated December 19, 1995,  Debtor has the option to purchase the subject equipment at the end of the lease term.
   Acct#32053-02/jrf
   File: Secretary of State/California                                FIXTURE FILING

------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE            ARE ALSO COVERED               ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                           [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ John M. Markovich                 2/13/96     D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
OPTICAL COATING LABORATORY, INC.                    1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3
   /s/ Jeanette R. Fernandes
SIGNATURE(S) OF SECURED PARTY(IES)                  4
--------------------------------------------------
FLEET CREDIT C0RPORATION                            5

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)         6
==================================================
11. Return copy to:                                 7

NAME                                                8
ADDRESS
CITY                                                9
STATE
ZIP CODE                                            0
==================================================
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

FLEET CREDIT CORPORATION

                                                           PURCHASE OPTION RIDER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-02, dated as of February 8, 1996 (the "Lease Schedule"), by and between the undersigned parties.

          1. Purchase Option. If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) the Purchase Option Price (hereinafter defined). If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised the purchase option under and pursuant to the terms of that certain Purchase Option Rider to Lease Schedule No. 32053-01 dated December 19, 1995.

          Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Purchase Option Rider applicable to Lease Schedule No 32053-01 on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 3% of the Acquisition Cost of the Equipment.

         2. Purchase Option Price. If Lessee has elected to exercise the Purchase Option, then the "Purchase Option Price" shall be the Fair Market Value (hereinafter defined) of the Equipment, provided, however, that the Purchase Option Price shall not exceed 30% of the Acquisition Cost of the Equipment. As soon as practicable following Lessor's receipt of the Option Notice, Lessor and Lessee shall agree on the Fair Market Value of the Equipment as of the end of the Lease Term. "Fair Market Value" of the Equipment shall be the amount determined on the basis of, and equal in value to, the amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a buyer-user currently in possession or a used equipment or scrap dealer) and an informed and willing seller, under no compulsion to buy or sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value, and it shall be assumed (whether or not the same be true) that the Equipment has been maintained and would have been returned to Lessor in compliance with the requirements of the Lease.

         If Lessor and Lessee fail to agree upon Fair Market Value on or before one hundred sixty (160) days prior to the expiration of the Lease Term, then such value shall be determined by the Appraisal Procedure (as set forth in Section 3 below), at Lessee's sole cost and expense.

          3. Appraisal Procedure. On the earlier of 160 days prior to the end of the Lease Term or the date on which either party hereto shall have given written notice to the other requesting determination of the Fair Market Value of the Equipment by this Appraisal Procedure (the "Appraisal Notice"), the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within ten (10) business days after the Appraisal Notice is given, each party shall appoint an independent appraiser and the two appraisers shall attempt to jointly agree on the Fair Market Value of the Equipment. If the two appraisers cannot so agree, then the two appraisers so appointed shall appoint a third independent appraiser. If the two appraisers have been unable to agree on the Fair Market Value and on a third appraiser within thirty (30) days after the date of their appointment, Lessor may apply to the American Society of Appraisers or the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. Any appraiser or appraisers appointed pursuant to this Appraisal Procedure shall be bound to determine the Fair Market Value of the Equipment within thirty (30) days after the appointment of the final appraiser to be employed pursuant to this Appraisal Procedure. If the parties shall have appointed a single appraiser, his or her determination of value shall be final, binding and conclusive on the parties. If the parties have appointed two appraisers, then their jointly agreed determination of value shall be final, binding and conclusive on the parties. If three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, the appraisal having a value furthest from the average shall be discarded and the remaining two appraised values shall be averaged, and the average of the remaining two appraised values shall be final, binding and conclusive on the parties.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: February 8, 1996


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION

                                                           PURCHASE OPTION RIDER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-01, dated as of December 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

          1. Purchase Option. If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) the Purchase Option Price (hereinafter defined). If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised the purchase option under and pursuant to the terms of that certain Purchase Option Rider to Lease Schedule No. 32053-02 dated February 8, 1995.

         Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Purchase Option Rider applicable to Lease Schedule No 32053-02 on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 3% of the Acquisition Cost of the Equipment.

         2. Purchase Option Price. if Lessee has elected to exercise the Purchase Option, then the "Purchase Option Price" shall be the Fair Market Value (hereinafter defined) of the Equipment, provided, however, that the Purchase Option Price shall not exceed 30% of the Acquisition Cost of the Equipment. As soon as practicable following Lessor's receipt of the Option Notice, Lessor and Lessee shall agree on the Fair Market Value of the Equipment as of the end of the Lease Term. "Fair Market Value" of the Equipment shall be the amount determined on the basis of, and equal in value to, the amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a buyer-user currently in possession or a used equipment or scrap dealer) and an informed and willing seller, under no compulsion to buy or sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value, and it shall be assumed (whether or not the same be true) that the Equipment has been maintained and would have been returned to Lessor in compliance with the requirements of the Lease.

         If Lessor and Lessee fail to agree upon Fair Market Value on or before one hundred sixty (160) days prior to the expiration of the Lease Term, then such value shall be determined by the Appraisal Procedure (as set forth in Section 3 below), at Lessee's sole cost and expense.

         3. Appraisal Procedure. On the earlier of 160 days prior to the end of the Lease Term or the date on which either party hereto shall have given written notice to the other requesting determination of the Fair Market Value of the Equipment by this Appraisal Procedure (the "Appraisal Notice"), the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within ten (10) business days after the Appraisal Notice is given, each party shall appoint an independent appraiser and the two appraisers shall attempt to jointly agree on the Fair Market Value of the Equipment. If the two appraisers cannot so agree, then the two appraisers so appointed shall appoint a third independent appraiser. If the two appraisers have been unable to agree on the Fair Market Value and on a third appraiser within thirty (30) days after the date of their appointment, Lessor may apply to the American Society of Appraisers or the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. Any appraiser or appraisers appointed pursuant to this Appraisal Procedure shall be bound to determine the Fair Market Value of the Equipment within thirty (30) days after the appointment of the final appraiser to be employed pursuant to this Appraisal Procedure. If the parties shall have appointed a single appraiser, his or her determination of value shall be final, binding and conclusive on the parties. If the parties have appointed two appraisers, then their jointly agreed determination of value shall be final, binding and conclusive on the parties. If three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, the appraisal having a value furthest from the average shall be discarded and the remaining two appraised values shall be averaged, and the average of the remaining two appraised values shall be final, binding and conclusive on the parties.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: December 19, 1995


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                   SCHEDULE A

Attached to and made part of the following: Bill of Sale

with OPTICAL COATING LABORATORY, INC.

--------------------------------------------------------------------------------
QTY       LOCATION, VENDOR, DESCRIPTION           MODEL NO.      SERIAL NO.
--------------------------------------------------------------------------------
DEPRECIABLE TAX LIFE IS 7 YEARS.

LOCATION (01)

1         ROBOT SEAMING                           __________     _______________
2         ROBOT FSM SEAMERS                       __________     _______________
                                                  __________     _______________
1         CONVEYOR SYSTEM                         __________     _______________

AS MORE FULLY DESCRIBED ON THE FOLLOWING INVOICES:

INVOICE #         INVOICE DATE          VENDOR
---------         ------------          ------
1-10317           7/27/94               SONOMA PRECISION MFG. CO.
9243              7/20/95               SEBASTOPOL BEARING & HYDRAULIC CO., INC.
053230            8/10/94               BILLCO MANUFACTURING, INC.
4072250           7/22/94               AIRSLED, INC.
00132784          7/19/94               DORNER MFG CORP
4325              7/26/94               BUSH MACHINE INC.
17418             9/20/94               MOTOMAN, INC.
15607             4/29/94               MOTOMAN, INC.

WITH ALL STANDARD AND ACCESSORY EQUIPMENT







FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

BY: /s/ Lisa D. Wardle                       BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
NAME:   LISA D. WARDLE                       NAME:   John M. Markovich
      ----------------------------                 ----------------------------
TITLE:  Assistant Vice President             TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                  SCHEDULE A-1

Attached to and made part of the following: Bill of Sale

with OPTICAL COATING LABORATORY, INC.

EQUIPMENT IS CURRENTLY LOCATED:

LOCATION (01)

2789 NORTH POINT PARKWAY
SANTA ROSA, CA 95407











FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

BY: /s/ Lisa D. Wardle                       BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
NAME:   LISA D. WARDLE                       NAME:   John M. Markovich
      ----------------------------                 ----------------------------
TITLE:  Assistant Vice President             TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                                     EARLY PURCHASE OPTION RIDER
                                                           (single option)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

           This Early Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-02, dated as of February 8, 1996 (the "Lease Schedule"), by and between the undersigned parties.

            So long as no Event of Default has occurred and is continuing under the Lease, and upon at least 90 days prior written notice to Lessor, Lessee shall have the right to terminate the Lease Term for all but not less than all of the Equipment on the Rental Payment Date for Rental Payment Number 59 (the "Termination Date"). Lessee shall pay to Lessor on the Termination Date an amount equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) 43% of the Acquisition Cost of the Equipment. If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised its purchase option under and pursuant to the terms of the Early Purchase Option Rider dated December 19, 1995 under that certain Lease Schedule No. 32053-01 dated December 19, 1995.

            Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Early Purchase Option Rider applicable to Lease Schedule No. 32053-01 on the Termination Date, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the Termination Date, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

      In the event Lessee shall not pay all amounts due hereunder on the Termination Date, then the Lease Term for the Equipment shall continue in full force and effect, and this Rider shall be null and void and of no further force and effect.

           All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: February 8, 1996

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

                                                  STIPULATED LOSS VALUE SCHEDULE
[LOGO]
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

           This Stipulated Loss Value Schedule (the "Schedule") is attached to and made a part of that certain Lease Schedule No. 32053-00002, dated as of FEBRUARY 08, 1996 (the "Lease Schedule"), by and between the undersigned parties.

           The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease. The Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus (b) the product of the Acquisition Cost of the such Equipment multiplied by the percentage as of such Rental Payment Date as set forth on the reverse side hereof.

           All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.

Dated as of: FEBRUARY 08, 1996

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

Rental Payment Date for       Percentage of      Rental Payment Date for     Percentage of
Rental Payment Number       Acquisition Cost      Rental Payment Number     Acquisition Cost
-----------------------     ----------------     ----------------------     ----------------

          1                    103.68110252              37                   77.00940904
          2                    103.08445807              38                   75.83859334
          3                    102.48143380              39                   74.65809606
          4                    101.87257133              40                   73.46891506
          5                    101.25759862              41                   72.27367045
          6                    100.63672963              42                   71.06967042
          7                    100.00970627              43                   69.85955233
          8                     99.37617349              44                   68.63958497
          9                     98.75665420              45                   67.41074200
          10                    98.09091201              46                   66.17568968
          11                    97.43858054              47                   64.93068171
          12                    96.78017115              48                   63.67667640

          13                    96.11546948              49                   62.41636928
          14                    95.44409762              50                   61.14599876
          15                    94.76602712              51                   59.86552190
          16                    94.08051541              52                   58.57630769
          17                    93.38242052              53                   57.28282470
          18                    92.67678668              54                   55.98054114
          19                    91.95849572              55                   54.67394077
          20                    91.2T530593              56                   53.35707949
          21                    90.50044587              57                   52.03130398
          22                    89.75482845              58                   50.70112535
          23                    89.00219561              59                   49.36058520
          24                    88.24175908              60                   48.01101570

          25                    87.46846386              61                   46.65695567
          26                    86.68803514              62                   45.29243222
          27                    85.90044249              63                   43.91740073
          28                    85.10575923              64                   42.53498712
          29                    84.30250730              65                   41.15703793
          30                    83.49208863              66                   39.77169242
          31                    82.67304347              67                   38.39080057
          32                    81.84666960              68                   36.99933084
          33                    81.01301660              69                   35.60039907
          34                    80.17065173              70                   34.20587103
          35                    79.32085867              71                   32.80070692
          36                    78.17058428              71                   30.00000000

FLEET CREDIT CORPORATION
                                  SCHEDULE A-1

Attached to and made part of the following: True Lease Schedule No. 32053-02, Acceptance Certificate

with     OPTICAL COATING LABORATORY, INC.


EQUIPMENT IS CURRENTLY LOCATED:

LOCATION (01)

2789 NORTH POINT PARKWAY
SANTA ROSA, CA 95407













FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

BY: /s/ Lisa D. Wardle                       BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
NAME:   LISA D. WARDLE                       NAME:   John M. Markovich
      ----------------------------                 ----------------------------
TITLE:  Assistant Vice President             TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

[LOGO]                                                    ACCEPTANCE CERTIFICATE
Fleet Credit Corporation
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

     This Acceptance Certificate is attached to and made a part of that certain Lease Schedule No. 32053 - 00002, dated as of FEBRUARY 08, 1996 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

     1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

     2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

     3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

     4. The LEASE TERM COMMENCEMENT DATE is the 20th day of January, 1996.

     5. The RENTAL PAYMENT COMMENCEMENT DATE is the 20th day of January, 1996.

     6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

       - ACQUISITION COST: $______________________.

       - LEASE TERM: ______________________ months.

       - RENTAL PAYMENTS: Number of Rental Payments        Rental Payment Amount


       - ADVANCE RENTAL PAYMENT(S): First______________ and last ______________.

       - SECURITY DEPOSIT: ______________________ %.

Dated: 2/15/96

Agreed and Accepted:


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By:                                          By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:                                        Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:                                       Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                   SCHEDULE A

Attached to and made part of the following: True Lease Schedule No. 32053-02, Acceptance Certificate, UCC Financing Statement(s)

with OPTICAL COATING LABORATORY, INC.

--------------------------------------------------------------------------------
QTY       LOCATION, VENDOR, DESCRIPTION           MODEL NO.      SERIAL NO.
--------------------------------------------------------------------------------
DEPRECIABLE TAX LIFE IS 7 YEARS.

LOCATION (01)

1         ROBOT SEAMING                           __________     _______________
2         ROBOT FSM SEAMERS                       __________     _______________
                                                  __________     _______________
1         CONVEYOR SYSTEM                         __________     _______________

AS MORE FULLY DESCRIBED ON THE FOLLOWING INVOICES:

INVOICE #         INVOICE DATE          VENDOR
---------         ------------          ------
1-10317           7/27/94               SONOMA PRECISION MFG. CO.
9243              7/20/95               SEBASTOPOL BEARING & HYDRAULIC CO., INC.
053230            8/10/94               BILLCO MANUFACTURING, INC.
4072250           7/22/94               AIRSLED, INC.
00132784          7/19/94               DORNER MFG CORP
4325              7/26/94               BUSH MACHINE INC.
17418             9/20/94               MOTOMAN, INC.
15607             4/29/94               MOTOMAN, INC.

WITH ALL STANDARD AND ACCESSORY EQUIPMENT





FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

BY: /s/ Lisa D. Wardle                       BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
NAME:   LISA D. WARDLE                       NAME:   John M. Markovich
      ----------------------------                 ----------------------------
TITLE:  Assistant Vice President             TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

           4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

           5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

           6. The Rental Payments may change for Equipment accepted after FEBRUARY 24, 1996.




Dated as of: FEBRUARY 08, 1996


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION

                                                           PURCHASE OPTION RIDER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-O1, dated as of December 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

         1. Purchase Option. If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) the Purchase Option Price (hereinafter defined). If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised the purchase option under and pursuant to the terms of that certain Purchase Option Rider to Lease Schedule No. 32053-02 dated February 8, 1995.

         Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Purchase Option Rider applicable to Lease Schedule No 32053-02 on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 3% of the Acquisition Cost of the Equipment.

         2. Purchase Option Price. If Lessee has elected to exercise the Purchase Option, then the "Purchase Option Price" shall be the Fair Market Value (hereinafter defined) of the Equipment, provided, however, that the Purchase Option Price shall not exceed 30% of the Acquisition Cost of the Equipment. As soon as practicable following Lessor's receipt of the Option Notice, Lessor and Lessee shall agree on the Fair Market Value of the Equipment as of the end of the Lease Term. "Fair Market Value" of the Equipment shall be the amount determined on the basis of, and equal in value to, the amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a buyer-user currently in possession or a used equipment or scrap dealer) and an informed and willing seller, under no compulsion to buy or sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value, and it shall be assumed (whether or not the same be true) that the Equipment has been maintained and would have been returned to Lessor in compliance with the requirements of the Lease.

          If Lessor and Lessee fail to agree upon Fair Market Value on or before one hundred sixty (160) days prior to the expiration of the Lease Term, then such value shall be determined by the Appraisal Procedure (as set forth in Section 3 below), at Lessee's sole cost and expense.

          3. Appraisal Procedure. On the earlier of 160 days prior to the end of the Lease Term or the date on which either party hereto shall have given written notice to the other requesting determination of the Fair Market Value of the Equipment by this Appraisal Procedure (the "Appraisal Notice"), the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within ten (10) business days after the Appraisal Notice is given, each party shall appoint an independent appraiser and the two appraisers shall attempt to jointly agree on the Fair Market Value of the Equipment. If the two appraisers cannot so agree, then the two appraisers so appointed shall appoint a third independent appraiser. If the two appraisers have been unable to agree on the Fair Market Value and on a third appraiser within thirty (30) days after the date of their appointment, Lessor may apply to the American Society of Appraisers or the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. Any appraiser or appraisers appointed pursuant to this Appraisal Procedure shall be bound to determine the Fair Market Value of the Equipment within thirty (30) days after the appointment of the final appraiser to be employed pursuant to this Appraisal Procedure. If the parties shall have appointed a single appraiser, his or her determination of value shall be final, binding and conclusive on the parties. If the parties have appointed two appraisers, then their jointly agreed determination of value shall be final, binding and conclusive on the parties. If three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, the appraisal having a value furthest from the average shall be discarded and the remaining two appraised values shall be averaged, and the average of the remaining two appraised values shall be final, binding and conclusive on the parties.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: December 19, 1995


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                                     EARLY PURCHASE OPTION RIDER
                                                         (single option)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Early Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-01, dated as of December 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

          So long as no Event of Default has occurred and is continuing under the Lease, and upon at least 90 days prior written notice to Lessor, Lessee shall have the right to terminate the Lease Term for all but not less than all of the Equipment on the Rental Payment Date for Rental Payment Number 60 (the "Termination Date"). Lessee shall pay to Lessor on the Termination Date an amount equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) 43% of the Acquisition Cost of the Equipment. If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised its purchase option under and pursuant to the terms of the Early Purchase Option Rider dated February 8, 1996 under that certain Lease Schedule No. 32053-02 dated February 8, 1996.

          Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Early Purchase Option Rider applicable to Lease Schedule No. 32053-02 on the Termination Date, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the Termination Date, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

    In the event Lessee shall not pay all amounts due hereunder on the Termination Date, then the Lease Term for the Equipment shall continue in full force and effect, and this Rider shall be null and void and of no further force and effect.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: December 19, 1995

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

Jeffrey M. Ryan                                        Optical Coating
Assistant Treasurer                                    Laboratory, Inc.

                                                       2789 Northpoint Parkway
                                                       Santa Rosa, California
                                                       95407-7397
                                                       (707) 525-7656
                                                       FAX 707/525-7410

February 13, 1996

John Gould
Vice President
Fleet Credit Corporation
5th Floor
50 Kennedy Plaza
Providence, RI 02903-2305

Re: $10,000,000 Lease Line

Dear John:

Please find enclosed the signed documentation relating to the second transaction against the subject lease line. The amount of the transaction is $1,000,000. I would kindly ask that after a Fleet representative signs the documentation on behalf of Fleet that a copy of this transaction documentation be sent to my attention at the address on this letterhead.

Thanks and regards,


/s/ Jeff

                               CLOSING CHECKLIST


TO: Mr. Jeff Ryan

RE: OPTICAL COATING LABORATORY, INC.    ACCOUNT NUMBER: 32053-02


MASTER DOCUMENTS                            LEASE DOCUMENTS
-----------------------------------------   ------------------------------------
___  CERTIFIED COPY OF RESOLUTIONS          ___  LEASE SCHEDULE
-----------------------------------------   ------------------------------------
___  MASTER EQUIPMENT LEASE AGREEMENT       _X_  TRUE LEASE SCHEDULE
-----------------------------------------   ------------------------------------
___  MASTER SECURTY AGREEMENT               _X_  SCHEDULE A W/ SCHEDULE A-1
-----------------------------------------   ------------------------------------
___  GUARANTY                               _X_  ACCEPTANCE CERTIFICATE
-----------------------------------------   ------------------------------------
___  ADD'L SECURITY AGREE. (w/ UCC-1)       _X_  WARRANTY BILL OF SALE
-----------------------------------------   ------------------------------------
___  MAINTENANCE AND RETURN RIDER           _X_  PURCHASE OPTION RIDER (2)
-----------------------------------------
___  ADDENDUM (To:___________________       (Specify: FMV/CAP/RET FEE
-----------------------------------------   ------------------------------------
                                            _X_  EARLY PURCHASE OPTION RIDER (2)
LOAN DOCUMENTS                              ------------------------------------
-----------------------------------------   _X_  STIPULATED LOSS VALUE SCHEDULE
___  SECURED PROMISSORY NOTE                ------------------------------------
-----------------------------------------   _X_  UCC-1 FINANCING STATEMENT(s)(2)
     ___  FIXED RATE                        _X_  PAY PROCEEDS LETTER
-----------------------------------------   ------------------------------------
     ___  FLOATING RATE                      ___  INVOICE ($_______________)
-----------------------------------------   ------------------------------------
___  NOTE ACCEPTANCE CERTIFICATE
-----------------------------------------   SPECIAL DOCUMENTS
___  SCHEDULE A                             ___  EQUIPMENT INSPECTION
-----------------------------------------   ___  UCC SEARCHES/WAIVERS
___  CERTIFICATE OF INSURANCE
-----------------------------------------   --- --------------------------------
___  UCC-1 FINANCING STATEMENT(s)           --- --------------------------------
-----------------------------------------   --- --------------------------------
___  DISBURSEMENT                           --- --------------------------------
-----------------------------------------   --- --------------------------------
___  INVOICE ($_______________)             --- --------------------------------
-----------------------------------------   --- --------------------------------

CONDITIONS PRECEDENT TO FUNDING:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JEANETTE R. FERNANDES                       2/8/96
------------------------------------    --------------------
CA's INITIALS                               DATED

    [LOGO]                                      LEASE SCHEDULE NO. 32053-00002
                                                     (True Lease Schedule)
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305
                                        Lessee: OPTICAL COATING LABORATORY, INC.
                                        Address: 2789 NORTH POINT PARKWAY

                                                 SANTA ROSA, CA 95407

               1. This Lease Schedule No. 32053-00002 dated as of FEBRUARY 08, 1996 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32053 dated as of DECEMBER 19, 1995 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

2. ACQUISITION COST. The Acquisition Cost of the Equipment is: $1,000,000.0O.

               3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 71 months after the Lease Term
Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

                  (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 71 consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date")'

                                                          Amount of Each
      Number of Rental Payments                           Rental Payment
      -------------------------                           ---------------
               35                                           13,188.97
               36                                           16,119.86



                  (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 01 and last O Rental Payments, due and payable on the Acceptance Date.

                  (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

[LOGO]                                                     WARRANTY BILL OF SALE

Fleet Credit Corporation
50 Kennedy Plaza
Providence, Rhode Island 02903

         OPTICAL COATING LABORATORY, INC. ("Seller") of 2789 NORTH POINT PARKWAY, SANTA ROSA, CA 95407, in consideration of the sum of $1,000,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Credit Corporation ("FCC") a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will forever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 13th day of February, 1996.

                                              OPTICAL COATING LABORATORY, INC.

                                              By: /s/ John M. Markovich
                                                  ------------------------------
                                              Name:   John M. Markovich
                                                    ----------------------------
                                              Title:  Vice President Finance and
                                                     ---------------------------
                                                       Chief Financial Officer
State of    CALIFORNIA
          --------------------
County of   SONOMA
          --------------------

Subcribed and sworn before me this 13th day of February, 1996.

                                             /s/ Silvia C. Hogan
                                        ----------------------------------------
                                                  Notary Public

                                        My Commission expires: November 11, 1997
                                                              ------------------
                                                       (SEAL)
              ===============================
                      SILVIA C. HOGAN
                      COMM. #1009258
                 Notary Public--California
                       SONOMA COUNTY
               My Comm. Expires NOV 11, 1997
              ===============================

FLEET CREDIT CORPORATION
                                                     EARLY PURCHASE OPTION RIDER
                                                            (single option)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

        This Early Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-01, dated as of December 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

         So long as no Event of Default has occurred and is continuing under the Lease, and upon at least 90 days prior written notice to Lessor, Lessee shall have the right to terminate the Lease Term for all but not less than all of the Equipment on the Rental Payment Date for Rental Payment Number 60 (the "Termination Date"). Lessee shall pay to Lessor on the Termination Date an amount equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) 43% of the Acquisition Cost of the Equipment. If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised its purchase option under and pursuant to the terms of the Early Purchase Option Rider dated February 8, 1996 under that certain Lease Schedule No. 32053-02 dated February 8, 1996.

        Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Early Purchase Option Rider applicable to Lease Schedule No. 32053-02 on the Termination Date, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the Termination Date, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

        In the event Lessee shall not pay all amounts due hereunder on the Termination Date, then the Lease Term for the Equipment shall continue in full force and effect, and this Rider shall be null and void and of no further force and effect.

        All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: December 19, 1995.



FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                      Chief Financial Officer

                            FLEET CREDIT CORPORATION
                                50 Kennedy Plaza
                           Providence, RI 02903-2305
                                 1-800-238-3737

OPTICAL COATING LABORATORY, IN
2789 NORTH POINT PARKWAY
SANTA ROSA      CA 95407-0000

                                                               February 13, 1996

--------------------------------------------------------------------------------
          DESCRIPTION                                       AMOUNT
--------------------------------------------------------------------------------

          ADVANCE PAYMENT                                   $13,188.97   +
          TRANSACTION EXPENSES                              $ 1,000.00   +
          SH FUND                                           $14,188.97   -








                                                  Total Due      $14,188.97
                                             Total Received      $14,188.97

                                                    Balance           $0.00

--------------------------------------------------------------------------------
RETURN YOUR REMITTANCE TO THE ATTENTION OF: JEANETTE FERNANDES
TO INSURE PROPER CREDIT TO YOUR ACCOUNT, PLEASE RETURN REMITTANCE COPY.

                      A Subsidiary of Fleet National Bank

32053 00           002       00002

      [LOGO]                                                 PAY PROCEEDS LETTER
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

    We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32053-00002 dated as of FEBRUARY 08, 1996, and make disbursements directly to said Payee(s) as follows:

                                                            Amount of
              PAYEE                                          Payment

OPTICAL COATING LABORATORY, INC.                        $    985,811.03
------------------------------------------             -------------------------
FLEET CREDIT CORPORATION (short fund)                   $     14,188.97
------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

------------------------------------------             -------------------------

                 TOTAL:                                     $  1,000,000.00
                                                            --------------------


Dated as of: FEBRUARY 08, 1996

                                      OPTICAL COATING LABORATORY, INC.

                                      By: /s/ John M. Markovich
                                          ------------------------------
                                      Name:   John M. Markovich
                                            ----------------------------
                                      Title:  Vice President Finance and
                                             ---------------------------
                                               Chief Financial Officer

        This FINANCING  STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant  to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR  FEDERAL TAX NO.

  OPTICAL COATING LABORATORY. INC.                            08-0164244
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2789 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY)                          2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)             3A.  FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME      FLEET CREDIT CORPORATION
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903
------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   (1) Robot  Seaming,  (2) Robot FSM  Seamers  and a  Conveyor  System as set forth on  attached
   Schedule  A,  and  all  additions,  accessions,  modifications,   improvements,  replacements,
   substitutions and accessories  thereto and therefor,  whether now owned or hereafter acquired, and the proceeds of any of the foregoing,  including insurance proceeds. Debtor has possession of the  equipment  under a True  Lease  only.  Secured  Party has a security  interest  in the equipment to the extent necessary to protect its title and interest  therein.  Pursuant to the
   Master  Equipment Lease  Agreement dated December 19, 1995,  Debtor has the option to purchase the subject equipment at the end of the lease term.
   Acct#32053-02/jrf
   File: Secretary of State/California                                FIXTURE FILING

------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE            ARE ALSO COVERED               ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                           [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ John M. Markovich                 2/13/96     D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
OPTICAL COATING LABORATORY, INC.                    1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3
   /s/ Jeanette R. Fernandes
SIGNATURE(S) OF SECURED PARTY(IES)                  4
--------------------------------------------------
FLEET CREDIT C0RPORATION                            5

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)         6
==================================================
11. Return copy to:                                 7

NAME                                                8
ADDRESS
CITY                                                9
STATE
ZIP CODE                                            0
==================================================
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

        This FINANCING  STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant  to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR  FEDERAL TAX NO.

  OPTICAL COATING LABORATORY. INC.                            08-0164244
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2789 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY)                          2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)             3A.  FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME      FLEET CREDIT CORPORATION
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903
------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   (1) Robot  Seaming,  (2) Robot FSM  Seamers  and a  Conveyor  System as set forth on  attached
   Schedule  A,  and  all  additions,  accessions,  modifications,   improvements,  replacements,
   substitutions and accessories  thereto and therefor,  whether now owned or hereafter acquired, and the proceeds of any of the foregoing,  including insurance proceeds. Debtor has possession of the  equipment  under a True  Lease  only.  Secured  Party has a security  interest  in the equipment to the extent necessary to protect its title and interest  therein.  Pursuant to the
   Master  Equipment Lease  Agreement dated December 19, 1995,  Debtor has the option to purchase the subject equipment at the end of the lease term.
   Acct#32053-02/jrf
   File: Secretary of State/California
------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE            ARE ALSO COVERED               ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                           [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ John M. Markovich                 2/13/96     D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
OPTICAL COATING LABORATORY, INC.                    1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3
   /s/ Jeanette R. Fernandes
SIGNATURE(S) OF SECURED PARTY(IES)                  4
--------------------------------------------------
FLEET CREDIT C0RPORATION                            5

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)         6
==================================================
11. Return copy to:                                 7

NAME                                                8
ADDRESS
CITY                                                9
STATE
ZIP CODE                                            0
==================================================
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

FLEET CREDIT CORPORATION

                                                           PURCHASE OPTION RIDER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-02, dated as of February 8, 1996 (the "Lease Schedule"), by and between the undersigned parties.

          1. Purchase Option. If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) the Purchase Option Price (hereinafter defined). If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised the purchase option under and pursuant to the terms of that certain Purchase Option Rider to Lease Schedule No. 32053-01 dated December 19, 1995.

          Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Purchase Option Rider applicable to Lease Schedule No 32053-01 on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 3% of the Acquisition Cost of the Equipment.

         2. Purchase Option Price. If Lessee has elected to exercise the Purchase Option, then the "Purchase Option Price" shall be the Fair Market Value (hereinafter defined) of the Equipment, provided, however, that the Purchase Option Price shall not exceed 30% of the Acquisition Cost of the Equipment. As soon as practicable following Lessor's receipt of the Option Notice, Lessor and Lessee shall agree on the Fair Market Value of the Equipment as of the end of the Lease Term. "Fair Market Value" of the Equipment shall be the amount determined on the basis of, and equal in value to, the amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a buyer-user currently in possession or a used equipment or scrap dealer) and an informed and willing seller, under no compulsion to buy or sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value, and it shall be assumed (whether or not the same be true) that the Equipment has been maintained and would have been returned to Lessor in compliance with the requirements of the Lease.

         If Lessor and Lessee fail to agree upon Fair Market Value on or before one hundred sixty (160) days prior to the expiration of the Lease Term, then such value shall be determined by the Appraisal Procedure (as set forth in Section 3 below), at Lessee's sole cost and expense.

          3. Appraisal Procedure. On the earlier of 160 days prior to the end of the Lease Term or the date on which either party hereto shall have given written notice to the other requesting determination of the Fair Market Value of the Equipment by this Appraisal Procedure (the "Appraisal Notice"), the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within ten (10) business days after the Appraisal Notice is given, each party shall appoint an independent appraiser and the two appraisers shall attempt to jointly agree on the Fair Market Value of the Equipment. If the two appraisers cannot so agree, then the two appraisers so appointed shall appoint a third independent appraiser. If the two appraisers have been unable to agree on the Fair Market Value and on a third appraiser within thirty (30) days after the date of their appointment, Lessor may apply to the American Society of Appraisers or the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. Any appraiser or appraisers appointed pursuant to this Appraisal Procedure shall be bound to determine the Fair Market Value of the Equipment within thirty (30) days after the appointment of the final appraiser to be employed pursuant to this Appraisal Procedure. If the parties shall have appointed a single appraiser, his or her determination of value shall be final, binding and conclusive on the parties. If the parties have appointed two appraisers, then their jointly agreed determination of value shall be final, binding and conclusive on the parties. If three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, the appraisal having a value furthest from the average shall be discarded and the remaining two appraised values shall be averaged, and the average of the remaining two appraised values shall be final, binding and conclusive on the parties.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: February 8, 1996


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION

                                                           PURCHASE OPTION RIDER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-01, dated as of December 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

          1. Purchase Option. If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus ( ) the Purchase Option Price (hereinafter defined). If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised the purchase option under and pursuant to the terms of that certain Purchase Option Rider to Lease Schedule No. 32053-02 dated February 8, 1995.

         Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Purchase Option Rider applicable to Lease Schedule No 32053-02 on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 3% of the Acquisition Cost of the Equipment.

         2. Purchase Option Price. if Lessee has elected to exercise the Purchase Option, then the "Purchase Option Price" shall be the Fair Market Value (hereinafter defined) of the Equipment, provided, however, that the Purchase Option Price shall not exceed 30% of the Acquisition Cost of the Equipment. As soon as practicable following Lessor's receipt of the Option Notice, Lessor and Lessee shall agree on the Fair Market Value of the Equipment as of the end of the Lease Term. "Fair Market Value" of the Equipment shall be the amount determined on the basis of, and equal in value to, the amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a buyer-user currently in possession or a used equipment or scrap dealer) and an informed and willing seller, under no compulsion to buy or sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value, and it shall be assumed (whether or not the same be true) that the Equipment has been maintained and would have been returned to Lessor in compliance with the requirements of the Lease.

         If Lessor and Lessee fail to agree upon Fair Market Value on or before one hundred sixty (160) days prior to the expiration of the Lease Term, then such value shall be determined by the Appraisal Procedure (as set forth in Section 3 below), at Lessee's sole cost and expense.

         3. Appraisal Procedure. On the earlier of 160 days prior to the end of the Lease Term or the date on which either party hereto shall have given written notice to the other requesting determination of the Fair Market Value of the Equipment by this Appraisal Procedure (the "Appraisal Notice"), the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within ten (10) business days after the Appraisal Notice is given, each party shall appoint an independent appraiser and the two appraisers shall attempt to jointly agree on the Fair Market Value of the Equipment. If the two appraisers cannot so agree, then the two appraisers so appointed shall appoint a third independent appraiser. If the two appraisers have been unable to agree on the Fair Market Value and on a third appraiser within thirty (30) days after the date of their appointment, Lessor may apply to the American Society of Appraisers or the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. Any appraiser or appraisers appointed pursuant to this Appraisal Procedure shall be bound to determine the Fair Market Value of the Equipment within thirty (30) days after the appointment of the final appraiser to be employed pursuant to this Appraisal Procedure. If the parties shall have appointed a single appraiser, his or her determination of value shall be final, binding and conclusive on the parties. If the parties have appointed two appraisers, then their jointly agreed determination of value shall be final, binding and conclusive on the parties. If three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, the appraisal having a value furthest from the average shall be discarded and the remaining two appraised values shall be averaged, and the average of the remaining two appraised values shall be final, binding and conclusive on the parties.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: December 19, 1995


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                   SCHEDULE A

Attached to and made part of the following: Bill of Sale

with OPTICAL COATING LABORATORY, INC.

--------------------------------------------------------------------------------
QTY       LOCATION, VENDOR, DESCRIPTION           MODEL NO.      SERIAL NO.
--------------------------------------------------------------------------------
DEPRECIABLE TAX LIFE IS 7 YEARS.

LOCATION (01)

1         ROBOT SEAMING                           __________     _______________
2         ROBOT FSM SEAMERS                       __________     _______________
                                                  __________     _______________
1         CONVEYOR SYSTEM                         __________     _______________

AS MORE FULLY DESCRIBED ON THE FOLLOWING INVOICES:

INVOICE #         INVOICE DATE          VENDOR
---------         ------------          ------
1-10317           7/27/94               SONOMA PRECISION MFG. CO.
9243              7/20/95               SEBASTOPOL BEARING & HYDRAULIC CO., INC.
053230            8/10/94               BILLCO MANUFACTURING, INC.
4072250           7/22/94               AIRSLED, INC.
00132784          7/19/94               DORNER MFG CORP
4325              7/26/94               BUSH MACHINE INC.
17418             9/20/94               MOTOMAN, INC.
15607             4/29/94               MOTOMAN, INC.

WITH ALL STANDARD AND ACCESSORY EQUIPMENT





FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

BY: /s/ Lisa D. Wardle                       BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
NAME:   LISA D. WARDLE                       NAME:   John M. Markovich
      ----------------------------                 ----------------------------
TITLE:  Assistant Vice President             TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                  SCHEDULE A-1

Attached to and made part of the following: Bill of Sale

with OPTICAL COATING LABORATORY, INC.

EQUIPMENT IS CURRENTLY LOCATED:

LOCATION (01)

2789 NORTH POINT PARKWAY
SANTA ROSA, CA 95407













FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

BY: /s/ Lisa D. Wardle                       BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
NAME:   LISA D. WARDLE                       NAME:   John M. Markovich
      ----------------------------                 ----------------------------
TITLE:  Assistant Vice President             TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                                     EARLY PURCHASE OPTION RIDER
                                                           (single option)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

           This Early Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-02, dated as of February 8, 1996 (the "Lease Schedule"), by and between the undersigned parties.

            So long as no Event of Default has occurred and is continuing under the Lease, and upon at least 90 days prior written notice to Lessor, Lessee shall have the right to terminate the Lease Term for all but not less than all of the Equipment on the Rental Payment Date for Rental Payment Number 59 (the "Termination Date"). Lessee shall pay to Lessor on the Termination Date an amount equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) 43% of the Acquisition Cost of the Equipment. If Lessee elects to exercise its option under the terms of this Rider, it shall automatically be deemed that Lessee has exercised its purchase option under and pursuant to the terms of the Early Purchase Option Rider dated December 19, 1995 under that certain Lease Schedule No. 32053-01 dated December 19, 1995.

            Provided that Lessor shall have received (a) all amounts payable hereunder and (b) all amounts payable under the Early Purchase Option Rider applicable to Lease Schedule No. 32053-01 on the Termination Date, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the Termination Date, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

      In the event Lessee shall not pay all amounts due hereunder on the Termination Date, then the Lease Term for the Equipment shall continue in full force and effect, and this Rider shall be null and void and of no further force and effect.

           All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: February 8, 1996

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

                                                  STIPULATED LOSS VALUE SCHEDULE
[LOGO]
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

           This Stipulated Loss Value Schedule (the "Schedule") is attached to and made a part of that certain Lease Schedule No. 32053-00002, dated as of FEBRUARY 08, 1996 (the "Lease Schedule"), by and between the undersigned parties.

           The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease. The Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus (b) the product of the Acquisition Cost of the such Equipment multiplied by the percentage as of such Rental Payment Date as set forth on the reverse side hereof.

           All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.

Dated as of: FEBRUARY 08, 1996

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By:                                          By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:                                        Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:                                       Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

Rental Payment Date for       Percentage of      Rental Payment Date for     Percentage of
Rental Payment Number       Acquisition Cost      Rental Payment Number     Acquisition Cost
-----------------------     ----------------     ----------------------     ----------------

          1                    103.68110252              37                   77.00940904
          2                    103.08445807              38                   75.83859334
          3                    102.48143380              39                   74.65809606
          4                    101.87257133              40                   73.46891506
          5                    101.25759862              41                   72.27367045
          6                    100.63672963              42                   71.06967042
          7                    100.00970627              43                   69.85955233
          8                     99.37617349              44                   68.63958497
          9                     98.75665420              45                   67.41074200
          10                    98.09091201              46                   66.17568968
          11                    97.43858054              47                   64.93068171
          12                    96.78017115              48                   63.67667640

          13                    96.11546948              49                   62.41636928
          14                    95.44409762              50                   61.14599876
          15                    94.76602712              51                   59.86552190
          16                    94.08051541              52                   58.57630769
          17                    93.38242052              53                   57.28282470
          18                    92.67678668              54                   55.98054114
          19                    91.95849572              55                   54.67394077
          20                    91.2T530593              56                   53.35707949
          21                    90.50044587              57                   52.03130398
          22                    89.75482845              58                   50.70112535
          23                    89.00219561              59                   49.36058520
          24                    88.24175908              60                   48.01101570

          25                    87.46846386              61                   46.65695567
          26                    86.68803514              62                   45.29243222
          27                    85.90044249              63                   43.91740073
          28                    85.10575923              64                   42.53498712
          29                    84.30250730              65                   41.15703793
          30                    83.49208863              66                   39.77169242
          31                    82.67304347              67                   38.39080057
          32                    81.84666960              68                   36.99933084
          33                    81.01301660              69                   35.60039907
          34                    80.17065173              70                   34.20587103
          35                    79.32085867              71                   32.80070692
          36                    78.17058428              71                   30.00000000

FLEET CREDIT CORPORATION
                                  SCHEDULE A-1

Attached to and made part of the following: True Lease Schedule No. 32053-02, Acceptance Certificate

with     OPTICAL COATING LABORATORY, INC.


EQUIPMENT IS CURRENTLY LOCATED:

LOCATION (01)

2789 NORTH POINT PARKWAY
SANTA ROSA, CA 95407













FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By:                                          BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:                                        NAME:   John M. Markovich
      ----------------------------                 ----------------------------
Title:                                       TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

[LOGO]                                                    ACCEPTANCE CERTIFICATE
Fleet Credit Corporation
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

     This Acceptance Certificate is attached to and made a part of that certain Lease Schedule No. 32053 - 00002, dated as of FEBRUARY 08, 1996 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

     1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

     2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

     3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

     4. The LEASE TERM COMMENCEMENT DATE is the 20th day of January, 1996.

     5. The RENTAL PAYMENT COMMENCEMENT DATE is the 20th day of January, 1996.

     6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

       - ACQUISITION COST: $______________________.

       - LEASE TERM: ______________________ months.

       - RENTAL PAYMENTS: Number of Rental Payments        Rental Payment Amount


       - ADVANCE RENTAL PAYMENT(S): First______________ and last ______________.

       - SECURITY DEPOSIT: ______________________ %.

Dated: 2/15/96

Agreed and Accepted:


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By:                                          By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:                                        Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:                                       Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

FLEET CREDIT CORPORATION
                                   SCHEDULE A

Attached to and made part of the following: True Lease Schedule No. 32053-02, Acceptance Certificate, UCC Financing Statement(s)

with OPTICAL COATING LABORATORY, INC.

--------------------------------------------------------------------------------
QTY       LOCATION, VENDOR, DESCRIPTION           MODEL NO.      SERIAL NO.
--------------------------------------------------------------------------------
DEPRECIABLE TAX LIFE IS 7 YEARS.

LOCATION (01)

1         ROBOT SEAMING                           __________     _______________
2         ROBOT FSM SEAMERS                       __________     _______________
                                                  __________     _______________
1         CONVEYOR SYSTEM                         __________     _______________

AS MORE FULLY DESCRIBED ON THE FOLLOWING INVOICES:

INVOICE #         INVOICE DATE          VENDOR
---------         ------------          ------
1-10317           7/27/94               SONOMA PRECISION MFG. CO.
9243              7/20/95               SEBASTOPOL BEARING & HYDRAULIC CO., INC.
053230            8/10/94               BILLCO MANUFACTURING, INC.
4072250           7/22/94               AIRSLED, INC.
00132784          7/19/94               DORNER MFG CORP
4325              7/26/94               BUSH MACHINE INC.
17418             9/20/94               MOTOMAN, INC.
15607             4/29/94               MOTOMAN, INC.

WITH ALL STANDARD AND ACCESSORY EQUIPMENT





FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By:                                          BY: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:                                        NAME:   John M. Markovich
      ----------------------------                 ----------------------------
Title:                                       TITLE:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

           4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

           5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

           6. The Rental Payments may change for Equipment accepted after FEBRUARY 24, 1996.




Dated as of: FEBRUARY 08, 1996


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By:                                          By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:                                        Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:                                       Title:  Vice President Finance and
       ---------------------------                  ---------------------------
                                                     Chief Financial Officer

[LOGO]
Fleet Credit Corporation

January 22, 1996

Mr. Jeff Ryan, Assistant Treasurer
OPTICAL COATING LABORATORY, INC.
2789 North Point Parkway
Santa Rosa, CA 95407

RE: Optical Coating Laboratory, Inc. 32053-01

Dear Mr. Ryan:

        I would like to take this opportunity to thank you for working with Fleet Credit Corporation on your recent financing requirements.

         Enclosed, for your files, are copies of the executed documents for the above referenced transaction. The invoices will be mailed to the above listed address. If invoices should be mailed to another address or another individual within your organization, please contact our Customer Service Department at
(800) 238-3737.

        Again, thank you for your business. Please feel free to call me at (401) 278-6359 should you have any questions or if I can be of any further service to you.

                                        Very truly yours,

                                        /s/ Vanessa Wilson/kew

                                        Vanessa Wilson
                                        Contract Administrator I

/kew
enclosures

Fleet Credit Corporation 5th Floor, 50 Kennedy Plaza, Providence, RI02903-2305 401-278-5593
A Member of Fleet Financial Group, Inc.

FLEET CREDIT CORPORATION              MASTER EQUIPMENT LEASE AGREEMENT No. 32053

LESSOR: FLEET CREDIT CORPORATION        LESSEE: OPTICAL COATING LABORATORY, INC.
        a Rhode Island corporation               a Delaware corporation

Address: 50 Kennedy Plaza                      Address: 2789 North Point Parkway
         Providence, Rhode Island 02903-2305            Santa Rosa, CA 95407

1. LEASE OF EQUIPMENT
    Subject to the terms and conditions set forth herein (the "Master Lease") and in any Lease Schedule incorporating the terms of this Master Lease (each, a "Lease Schedule"), Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the items and units of personal property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor (collectively, the "Equipment"). Each Lease Schedule shall constitute a separate, distinct and independent lease of Equipment and contractual obligation of Lessee. References to "the Lease", "this Lease" or "any Lease" shall mean and refer to any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's receipt of an Acceptance Certificate with respect to such Equipment, executed by Lessee after receipt of all other documentation required by Lessor with respect to such Equipment. Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason. As used in the Lease with respect to any item of Equipment, the terms "Acceptance Date", "Acquisition Cost", "Rental Payment(s)", "Rental Payment Date(s)", "Rental Payment Numbers", "Rental Payment Commencement Date", "Lease Term" and "Lease Term Commencement Date" shall have the meanings and values assigned to them in the Lease Schedule and the Acceptance Certificate applicable to such Equipment.

2. TERM AND RENT
    The Lease Term for each item of Equipment shall be as specified in the applicable Lease Schedule. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable Lease Schedule. Lessee shall, in addition, pay interim rent to Lessor on a pro-rata, per-diem basis from the Acceptance Date to the Lease Term Commencement Date set forth in the applicable Acceptance Certificate, payable on such Lease Term Commencement Date. If any rent or other amount payable hereunder shall not be paid within 10 days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Lessee shall pay overdue interest on any delinquent payment or other amounts due under the Lease (by reason of acceleration or otherwise) from 30 days after the due date until paid at the rate of 1 1/2% per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above, or at such other place as Lessor shall specify in writing. THIS IS A NON-CANCELABLE, NON-TERMINABLE LEASE OF EQUIPMENT FOR THE ENTIRE LEASE TERM PROVIDED IN EACH LEASE SCHEDULE HERETO.

3. POSSESSION; PERSONAL PROPERTY
    No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease.

4. DISCLAIMER OF WARRANTIES
    LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LESSOR HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Lessee has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. For so long as no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) has occurred and is continuing, Lessee shall be the beneficiary of, and shall be entitled to, all rights under any applicable manufacturer's or vendor's warranties with respect to the Equipment, to the extent permitted by law.

    If the  Equipment  is not  delivered,  is not properly  installed,  does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the manufacturer or supplier and not against Lessor, and Lessee shall nevertheless pay all rentals and other sums payable hereunder. Lessee acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect Lessee's obligations hereunder.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS
     Lessee represents and warrants to and covenants with Lessor that:

    (a) Lessee has the form of business organization indicated above and is duly organized and existing in good standing under the laws of the state listed in the caption of this Master Lease and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (b) this Lease has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization, does not require any further shareholder or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority and does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound; (c) this Lease has been duly executed and delivered by authorized officers or partners of Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (d) Lessee has not and will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment or this Lease (except those of persons claiming by, through or under Lessor); (e) the Equipment will be used solely in the conduct of Lessee's business and will remain in the location shown on the applicable Lease Schedule unless Lessor otherwise agrees in writing and Lessee has completed all notifications, filings, recordings and other actions in such new location as Lessor may reasonably request to protect Lessor's interest in the Equipment; (f) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Lessee's financial condition or operations, and all credit, financial and other information provided by Lessee or at Lessee's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects; (g) Lessor has not selected, manufactured or supplied the Equipment to Lessee and has acquired any Equipment subject hereto solely in connection with this Lease and Lessee has received and approved the terms of any purchase order or agreement with respect to the Equipment; (h) Lessee shall not, as of the end of each of Lessee's fiscal quarters, permit, on a consolidated basis, its Tangible Net Worth (hereinafter defined) to be less than $40,000,000 plus 50% of the consolidated net income, after income taxes (but without giving effect to any net losses) earned in any quarterly accounting period commencing after October 31, 1994; (i) Lessee shall not permit, on a consolidated basis, the ratio of its current assets to current liabilities to be less than 1.0:1.0;
(j) Lessee will furnish to Lessor, within 45 days of the end of each fiscal quarter of Lessee, a Compliance Certificate, substantially in the form of Exhibit A hereto, certified by Lessee's chief financial officer, treasurer or any other officer having substantially the same authority and responsibility, as to the compliance with the financial covenants contained herein; and (k) Lessee is not insolvent within the meaning of any applicable state or Federal laws. The sale of the Equipment by Lessee to Lessor and Lessee's undertaking of the obligations contained herein shall not cause Lessee to be insolvent within the meaning of applicable state and/or Federal laws. The payment by Lessor to Lessee of the Acquisition Cost of the Equipment, as set forth from time to time on the Acceptance Certificate, is fair consideration for each Item of Equipment within the meaning of applicable state and Federal laws.

FLEET CREDIT CORPORATION              MASTER EQUIPMENT LEASE AGREEMENT No. 32053

LESSOR: FLEET CREDIT CORPORATION        LESSEE: OPTICAL COATING LABORATORY, INC.
        a Rhode Island corporation               a Delaware corporation

Address: 50 Kennedy Plaza                      Address: 2789 North Point Parkway
         Providence, Rhode Island 02903-2305            Santa Rosa, CA 95407

 1. LEASE OF EQUIPMENT
    Subject to the terms and conditions set forth herein (the "Master Lease") and in any Lease Schedule incorporating the terms of this Master Lease (each, a "Lease Schedule"), Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the items and units of personal property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor (collectively, the "Equipment") Each Lease Schedule shall constitute a separate, distinct and independent lease of Equipment and contractual obligation of Lessee. References to "the Lease", "this Lease" or "any Lease" shall mean and refer to any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's receipt of an Acceptance Certificate with respect to such Equipment, executed by Lessee after receipt of all other documentation required by Lessor with respect to such Equipment. Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason. As used in the Lease with respect to any item of Equipment, the terms "Acceptance Date", "Acquisition Cost", "Rental Payment(s)", "Rental Payment Date(s)", "Rental Payment Numbers", "Rental Payment Commencement Date", "Lease Term" and "Lease Term Commencement Date" shall have the meanings and values assigned to them in the Lease Schedule and the Acceptance Certificate applicable to such Equipment.

 2. TERM AND RENT
    The Lease Term for each item of Equipment shall be as specified in the applicable Lease Schedule. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable Lease Schedule. Lessee shall, in addition, pay interim rent to Lessor on a pro-rata, per-diem basis from the Acceptance Date to the Lease Term Commencement Date set forth in the applicable Acceptance Certificate, payable on such Lease Term Commencement Date. If any rent or other amount payable hereunder shall not be paid within 10 days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Lessee shall pay overdue interest on any delinquent payment or other amounts due under the Lease (by reason of acceleration or otherwise) from 30 days after the due date until paid at the rate of 1 1/2% per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above, or at such other place as Lessor shall specify in writing. THIS IS A NON-CANCELABLE, NON-TERMINABLE LEASE OF EQUIPMENT FOR THE ENTIRE LEASE TERM PROVIDED IN EACH LEASE SCHEDULE HERETO.

3. POSSESSION; PERSONAL PROPERTY
    No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease.

4. DISCLAIMER OF WARRANTIES
    LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LESSOR HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Lessee has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. For so long as no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) has occurred and is continuing, Lessee shall be the beneficiary of, and shall be entitled to, all rights under any applicable manufacturer's or vendor's warranties with respect to the Equipment, to the extent permitted by law.

    If the  Equipment  is not  delivered,  is not properly  installed,  does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the manufacturer or supplier and not against Lessor, and Lessee shall nevertheless pay all rentals and other sums payable hereunder. Lessee acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect Lessee's obligations hereunder.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS
     Lessee represents and warrants to and covenants with Lessor that:

    (a) Lessee has the form of business organization indicated above and is duly organized and existing in good standing under the laws of the state listed in the caption of this Master Lease and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (b) this Lease has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization, does not require any further shareholder or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority and does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound; (c) this Lease has been duly executed and delivered by authorized officers or partners of Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (d) Lessee has not and will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment or this Lease (except those of persons claiming by, through or under Lessor); (e) the Equipment will be used solely in the conduct of Lessee's business and will remain in the location shown on the applicable Lease Schedule unless Lessor otherwise agrees in writing and Lessee has completed all notifications, filings, recordings and other actions in such new location as Lessor may reasonably request to protect Lessor's interest in the Equipment; (f) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Lessee's financial condition or operations, and all credit, financial and other information provided by Lessee or at Lessee's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects; (g) Lessor has not selected, manufactured or supplied the Equipment to Lessee and has acquired any Equipment subject hereto solely in connection with this Lease and Lessee has received and approved the terms of any purchase order or agreement with respect to the Equipment; (h) Lessee shall not, as of the end of each of Lessee's fiscal quarters, permit, on a consolidated basis, its Tangible Net Worth (hereinafter defined) to be less than $40,000,000 plus 50% of the consolidated net income, after income taxes (but without giving effect to any net losses) earned in any quarterly accounting period commencing after October 31, 1994; (i) Lessee shall not permit, on a consolidated basis, the ratio of its current assets to current liabilities to be less than 1.0:1.0;
(j) Lessee will furnish to Lessor, within 45 days of the end of each fiscal quarter of Lessee, a Compliance Certificate, substantially in the form of Exhibit A hereto, certified by Lessee's chief financial officer, treasurer or any other officer having substantially the same authority and responsibility, as to the compliance with the financial covenants contained herein; and (k) Lessee is not insolvent within the meaning of any applicable state or Federal laws. The sale of the Equipment by Lessee to Lessor and Lessee's undertaking of the obligations contained herein shall not cause Lessee to be insolvent within the meaning of applicable state and/or Federal laws. The payment by Lessor to Lessee of the Acquisition Cost of the Equipment, as set forth from time to time on the Acceptance Certificate, is fair consideration for each Item of Equipment within the meaning of applicable state and Federal laws.

9. REMEDIES
    Upon the occurrence of any Event of Default, Lessor may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Equipment: (a) cause Lessee to promptly return, at Lessee's expense, any or all Equipment to such location as Lessor may designate in accordance with the terms of Section 18 of this Master Lease, or Lessor, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lessor for or by reason of damage to property or such entry or taking possession except for Lessor's gross negligence or willful misconduct; (b) sell any or all Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee; (c) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Lessee, and Lessee agrees to reimburse Lessor for all of Lessor's costs and expenses; (d) by written notice to Lessee, terminate the Lease with respect to any or all Lease Schedules and the Equipment subject thereto, as such notice shall specify, and, with respect to such terminated Lease Schedules and Equipment, declare immediately due and payable and recover from Lessee, as liquidated damages for loss of Lessor's bargain and not as a penalty, an amount equal to the Stipulated Loss Value, calculated as of the next following Rental Payment Date; (e) apply any deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lessor, and (f) exercise any other right or remedy which may be available to Lessor under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

    The exercise or pursuit by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lessor of any or all such other remedies, and all remedies hereunder shall survive termination of this Lease. At any sale of the Equipment pursuant to this Section 9, Lessor may bid for the Equipment. Notice required, if any, of any sale or other disposition hereunder by Lessor shall be satisfied by the mailing of such notice to Lessee at least seven (7) days prior to such sale or other disposition. In the event Lessor takes possession and disposes of the Equipment, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to the extent not previously paid by Lessee, to pay Lessor for any damages then remaining unpaid hereunder; (3) to reimburse Lessee for any sums previously paid by Lessee as damages hereunder; and (4) the balance, if any, shall be retained by Lessor. A termination shall occur only upon written notice by Lessor and only with respect to such Equipment as Lessor shall specify in such notice. Termination under this Section 9 shall not affect Lessee's duty to perform Lessee's obligations hereunder to Lessor in full. Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorney's fees, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

    The term "Stipulated Loss Value" with respect to any item of Equipment shall mean the Stipulated Loss Value as set forth in any Schedule of Stipulated Loss Values attached to and made a part of the applicable Lease Schedule. If there is no such Schedule of Stipulated Loss Values, then the Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon calculated through and including the date of payment; plus (b) the net present value of: (i) all Rental Payments then remaining unpaid for the Lease Term, plus (ii) the amount of any purchase obligation with respect to the Equipment or, if there is no such obligation, then the fair market value of the Equipment at the end of such term, as estimated by Lessor in its sole discretion, all discounted to net present value at a discount rate equal to the 1-year Treasury Constant Maturity rate as published in the Selected Interest Rates table of the Federal Reserve statistical release H.15(519) for the week ending immediately prior to the original Acceptance Date for such Equipment.

10. ADDITIONAL SECURITY
    For so long as any obligations of Lessee shall remain outstanding under any Lease, Lessee hereby grants to Lessor a security interest in all of Lessee's rights in and to Equipment subject to such Lease from time to time, to secure the prompt payment and performance when due (by reason of acceleration or otherwise) of each and every indebtedness, obligation or liability of Lessee, or any affiliated person, firm, or entity controlling, controlled by, or under common control with Lessee, owing to Lessor, whether now existing or hereafter arising, including but not limited to all of such obligations under or in respect of any Lease. The extent to which Lessor shall have a purchase money security interest in any item of Equipment under a Lease which is deemed to create a security interest under Section 1-201(37) of the Uniform Commercial Code shall be determined by reference to the Acquisition Cost of such item financed by Lessor. In order more fully to secure its rental payments and all other obligations to Lessor hereunder, Lessee hereby grants to Lessor a security interest in any deposit of Lessee to Lessor under Section 3(d) of any Lease Schedule hereto. Such security deposit shall not bear interest, may be commingled with other funds of Lessor and shall be immediately restored by Lessee if applied under Section 9. Upon expiration of the term of this Lease and satisfaction of all of Lessee's obligations, the security deposit shall be returned to Lessee. The term "Lessor" as used in this Section 10 shall include any affiliated person, firm or entity controlling, controlled by or under common control with Lessor.

11. NOTICES
    Any notices or demands required or permitted to be given under this Lease shall be given in writing and either (i) by regular mail, by hand or by overnight courier, which notice shall become effective when received, or (ii) by facsimile or other form of electronic transmission, which notice shall become effective upon transmission thereof, such notice shall be addressed to Lessor to the attention of Customer Accounts, and to Lessee at the address set forth above, or to such other address as the party to receive notice hereafter designates by such written notice.

12. USE; MAINTENANCE; INSPECTION; LOSS AND DAMAGE
    During the Lease Term for each item of Equipment, Lessee shall, unless Lessor shall otherwise consent in writing: (a) permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and shall, at its sole expense, service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Lessee maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Lessee under the Lease and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof; (b) maintain conspicuously on each item of Equipment such labels, plates, decals or other markings as Lessor may reasonably require, stating that Lessor is owner of such item of Equipment; (c) furnish to Lessor such information concerning the condition, location, use and operation of the Equipment as Lessor may request; (d) upon reasonable advance notice, permit any person designated by Lessor to visit and inspect, during normal business hours, any item of Equipment and any records maintained in connection therewith, provided, however, that the failure of Lessor to inspect the Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any of its obligations hereunder; (e) if any item of Equipment does not comply with the requirements of this Lease, Lessee shall, within 30 days of written notice from Lessor, bring such Equipment into compliance; (f) not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lessor to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials; and (g) make no additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement"), then Lessee warrants that such Non-Severable Improvement shall immediately become Lessor's property upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms and conditions of the Lease. All such Improvements that are not Non-Severable Improvements shall be removed by Lessee prior to the return of the item of Equipment hereunder or such Improvements shall also become the sole and absolute property of Lessor without any further payment by Lessor to Lessee and shall be free and clear of all liens and encumbrances whatsoever. Lessee shall repair all damage to any item of Equipment caused by the removal of any Improvement so as to restore such item of Equipment to the same condition which existed prior to its installation and as required by this Lease.

    Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment from and after the earlier of the date (i) on which the Equipment is ordered or (ii) Lessor pays the purchase price of the Equipment, and continuing until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof upon the expiration of the Lease Term. If during the Lease Term any item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Lessee shall immediately pay to Lessor an amount equal to the Stipulated Loss Value of such item, as of the next following Rental Payment Date.

13. INSURANCE
    Lessee shall procure and maintain insurance in such amounts and upon such terms and with such companies as Lessor may approve, during the entire Lease Term and until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof, at Lessee's expense, provided that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of $1,000,000 each occurrence, and Combined Single Limit Body Injury and Property Damage, $1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of the Stipulated Loss Value of the Equipment or (if available) its full replacement value. Lessor will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee. Lessee agrees to waive Lessee's right and its insurance carrier's rights of subrogation against Lessor for any and all loss or damage.

     Notwithstanding the foregoing, Lessee shall not be required to maintain earthquake insurance in an amount in excess of the lesser of the Acquisition Cost or the then current Stipulated Loss Value with a ten percent (10%) deductible.

     In addition to the foregoing minimum insurance coverage, Lessee shall procure and maintain such other insurance coverage as Lessor may reasonably require in good faith from time to time during the Lease Term. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lessor with at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. In case of failure of Lessee to procure or maintain insurance, Lessor may at its option obtain such insurance, the cost of which will be paid by the Lessee as additional rentals. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to file, settle or adjust, and receive payment of claims under any such insurance policy and to endorse Lessee's name on any checks, drafts or other instruments on payment of such claims. Lessee further agrees to give Lessor prompt notice of any damage to or loss of, the Equipment, or any part thereof.

14. LIMITATION OF LIABILITY
    Lessor shall have no liability in connection with or arising out of the ownership, leasing, furnishing, performance or use of the Equipment or any special, indirect, incidental or consequential damages of any character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Lessee or any third party.

15. FURTHER ASSURANCES
    Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably require in good faith, in order to more effectively carry out the intent and purpose of this Lease. Lessee shall provide to Lessor, within 120 days after the close of each of Lessee's fiscal years, and, upon Lessor's request, within 45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements prepared in accordance with generally accepted accounting principles and, in the case of annual financial statements, audited by independent certified public accountants, and in the case of quarterly financial statements certified by Lessee's chief financial officer. Lessee shall execute and deliver to Lessor upon Lessor's request such instruments and assurances as Lessor deems necessary for the confirmation, preservation or perfection of this Lease and Lessor's rights hereunder, including, without limitation, such corporate resolutions and opinions of counsel as Lessor may request from time to time, and all schedules, forms and other reports as may be required to satisfy obligations imposed by taxing authorities. In furtherance thereof, Lessor may file or record this Lease or a memorandum or a photocopy hereof (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Lessee hereby appoints Lessor as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment where Lessee fails or refuses to do so after Lessor's written request, and Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from any such filings.

16. ASSIGNMENT
    This Lease and all rights of Lessor hereunder shall be assignable by Lessor absolutely or as security, without notice to Lessee, subject to the rights of Lessee hereunder for the use and possession of the Equipment for so long as no Event of Default has occurred and is continuing hereunder. Any such assignment shall not relieve Lessor of its obligations hereunder unless specifically assumed by the assignee, and Lessee agrees it shall not assert any defense, rights of set-off or counterclaim against any assignee to which Lessor shall have assigned its rights and interests hereunder, nor hold or attempt to hold such assignee liable for any of Lessor's obligations hereunder. No such assignment shall materially increase Lessee's obligations hereunder. Lessee agrees, upon Lessor's written request, to provide to any such assignee an acknowledgment of such assignment confirming the terms, conditions, representations, warranties and covenants contained in this Lease.

    Notwithstanding the foregoing, provided no Event of Default or event, which with the passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing, Lessee may sublease the Equipment to any company in which Lessee owns no less than 51% of the voting securities ("voting control"; for purposes of this Section 16, Lessee shall be deemed to own voting control of any company if Lessee owns voting control of a company which owns voting control of the company in question) pursuant to a sublease upon the following terms and conditions (hereinafter a "Sublease"):

    (a) The Sublease shall provide that it shall terminate at the option of Lessor, upon the expiration or earlier termination of this Lease and the term of the Sublease shall note exceed the then remaining Lease Term (including, any renewal term, if any, as to which an option to renew has been irrevocably exercised).

    (b) The Sublease shall be a true lease and not a lease intended as "security" as such term is used in Section 1-201 (37) of the Uniform Commercial Code.

    (c) With respect to the Sublease, to the extent that it has not already done so, Lessee agrees to assign, and does hereby assign, as collateral security, and grant, and does hereby grant, to Lessor a security interest in (i) the Sublease, (ii) all amounts payable thereunder, (iii) all proceeds of insurance payable to Lessee pursuant to the Sublease, and (iv) all rights and remedies of Lessee under the Sublease and proceeds from the exercise thereof all to secure payment and performance of all of Lessee's liabilities, obligations and indebtedness under this Lease. Lessor's security interest which is created hereby, if Lessor so elects, may be perfected by possession of the Sublease rather than filing, as provided in the Uniform Commercial Code. Until the occurrence of an Event of Default or event, which with the passage of time, the giving of notice or both would become an Event of Default hereunder, Lessee shall have the right to collect and receive, in accordance with the terms hereof, rent and other sums payable under such Sublease and to retain, use and enjoy the same.

    (d) Lessee shall deliver to the Lessor a fully executed copy of the Sublease, which is, and will be, the only copy marked "Secured Party's Original." All copies of the Sublease shall bear the following legend: "To the extent, if any, this instrument constitutes chattel paper under the UCC, no security interest herein may be created through the transfer and/or possession of any counterpart other than the counterpart marked 'Secured Party's Original.'" All copies of the Sublease, other than the "Secured Party's Original" shall bear the following legend: "'Copy.' No interest herein may be created or the aircraft subject hereto through the transfer and/or possession hereof."

    (e) The Sublease shall be expressly subject and subordinate to this Lease and the rights of Lessor hereunder and in and to the Equipment. No amendment, termination, waiver or modification of any of the terms and/or conditions of the Sublease shall be effective unless consented to in writing in advance by Lessor, provided, however, that Lessor's consent shall not be necessary with respect to any amendment or modification of the Sublease which increases the amount of the monthly rentals under the Sublease or with respect to any renewal of such Sublease provided that the term of the Sublease, upon effecting such renewal is co-terminus with the then current Lease Term.

    (f) Lessee shall deliver to Lessor a consent and acknowledgment executed by Lessee and the sublessee in form and substance satisfactory to Lessor along with such other instruments (including, without limitation, Uniform Commercial Code financing statements) as Lessor may reasonably require.

    (g)  Such  other  terms  and  conditions  as  Lessor  deems   necessary  and
    appropriate.

    No such subleasing by Lessee will reduce any of the obligations of Lessee hereunder or the rights of Lessor hereunder, and all of the obligations of Lessee hereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety. In the event that after the execution of a Sublease, Lessee ceases to maintain voting control of the sublessee, Lessor shall have the option to terminate the Sublease upon thirty (30) days written notice to Lessee.

    In addition, Lessee may assign its duties and obligations under the Lease to any company in which it maintains voting control. Lessee shall deliver to Lessor a consent and acknowledgment executed by Lessee and such assignee in form and substance satisfactory to Lessor along with such other instruments (including, without limitation, Uniform Commercial Code financing statements) as Lessor may reasonably require to effect such assignment.

     No acceptance, assignment, subletting, relinquishment or installation shall in any event relieve Lessee of primary, absolute and unconditional liability for its duties and obligations under this Lease.

    LESSEE SHALL NOT ASSIGN OR DISPOSE OF ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF LESSOR.

17. LESSEE'S OBLIGATION UNCONDITIONAL
     This Lease is a net lease and Lessee hereby agrees that it shall not be entitled to any abatement of rents or of any other amounts payable hereunder by Lessee, and that its obligation to pay all rent and any other amounts owing hereunder shall be absolute and unconditional under all circumstances, including, without limitation, the following circumstances: (i) any claim by Lessee to any nright of set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment, whether or not resulting from claims against Lessor not related to the ownership of such Equipment; or (iii) any other event or circumstances whatsoever. Each Rent Payment or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

18. RETURN OF EQUIPMENT
     Upon the expiration or earlier termination of the Lease Term with respect to any item of Equipment, and provided that Lessee has not validly exercised any purchase option with respect thereto, Lessee shall: (a) return the Equipment to a location and in the manner designated by the Lessor within the continental United States, including, as reasonably required by Lessor, securing arrangements for the disassembly and packing for shipment by an authorized representative of the manufacturer of the Equipment, shipment with all parts and pieces on a carrier designated or approved by Lessor, and then reassembly (including, if necessary, repair and overhaul) by such representative at the return location in the condition the Equipment is required to be maintained by the Lease and in such condition as will make the Equipment immediately able to perform all functions for which the Equipment was originally designed (or as upgraded during the Lease Term), and immediately qualified for the manufacturer's (or other authorized servicing representative's) then-available service contract or warranty; (b) cause the Equipment to qualify for all applicable licenses or permits necessary for its operation for its intended purpose and to comply with all specifications and requirements of applicable federal, state and local laws, regulations and ordinances; (c) upon Lessor's request, provide suitable storage, acceptable to Lessor, for the Equipment for a period not to exceed 180 days from the date of return; (d) cooperate with
Lessor  in  attempting  to  remarker  the  Equipment,   including   display  and
demonstration of the Equipment to prospective purchasers or lessees, and allowing Lessor to conduct any private or public sale or auction of the Equipment on Lessee's premises. All costs incurred in connection with any of the foregoing shall be the sole responsibility of the Lessee. During any period of time from the expiration or earlier termination of the Lease until the Equipment is returned in accordance with the provisions hereof or until Lessor has been paid the applicable purchase option price if any applicable purchase option is exercised, Lessee agrees to pay to Lessor additional per diem rent ("Holdover Rent"), payable promptly on demand in an amount equal to 125% of the highest monthly Rental Payment payable during the Lease Term divided by 30, provided, however, that nothing contained herein and no payment of Holdover Rent hereunder shall relieve Lessee of its obligation to return the Equipment upon the expiration or earlier termination of the Lease.

19. MISCELLANEOUS
    THE LEASE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE LEASE OF THE EQUIPMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. LESSEE ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. The Lease may not be amended, nor may any rights under the Lease be waived, except by an instrument in writing signed by the party charged with such amendment or waiver. The term "Lessee" as used in the Lease shall mean and include any and all Lessees who sign below, each of whom shall be jointly and severally liable under the Lease. This Master Lease will not be binding on Lessor until accepted and executed by Lessor, notice of which is hereby waived by Lessee. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence in the payment and performance of all of Lessee's obligations under the Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof.

20. ENFORCEABILITY AND GOVERNING LAW
     Any provisions of this Lease which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives; (a) any provisions of law which render any provision hereof unenforceable in any respect; (b) all rights and remedies under Rhode Island General Laws Sections 6A-2.1-508 through 522 or corresponding provisions of the Uniform Commercial Code article or division pertaining to personal property leasing in any jurisdiction in which enforcement of this Lease is sought.

     THIS LEASE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. LESSEE AND LESSOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND CALIFORNIA AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND AND THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT THEY MAY HAVE TO THE VENUE OF SUCH COURTS. LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE. Any action by Lessee against Lessor for any cause of action relating to this Lease shall be brought within one year after any such cause of action first arises.

Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.


DATED AS OF: December 19, 1995


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

This is counterpart No. 2 of a total of 2 counterparts. Only counterpart No. 1 shall be considered chattel paper for purposes of the Uniform Commercial Code and a security interest may be perfected only by possession of counterpart No. 1.

FLEET CREDIT CORPORATION
                                                        SECRETARY'S' CERTIFICATE
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

The undersigned, Joseph Zils, the duly elected Secretary of OPTICAL COATING LABORATORY, INC. (the "Corporation"), in order to induce Fleet Credit Corporation ("FCC") to enter into one or more loans, leases or otherwise extend financial accommodations to or for the benefit of the Corporation, hereby certifies to FCC that:

(i) the Corporation is duly organized, validly existing and in good standing under the laws of the State or Commonwealth of Delaware;

(ii) the Corporation has full corporate power and authority to enter into one or more transactions, at any time and in any amount or form, with FCC: (a) to sell to and/or lease from FCC any personal property or fixtures; (b) to borrow and otherwise effect loans and advances or extensions of credit; (c) to guaranty or otherwise provide financial accommodations or additional security for the payment and performance of any obligations or indebtedness owing to FCC by the Corporation or any other party; and (d) to sell, assign, transfer, mortgage, pledge, hypothecate, grant security interests in, endorse and deliver to FCC, any and all real or personal property of the Corporation, tangible or intangible, of every name and description, as security for the payment and performance of any obligations or indebtedness owing to FCC by the Corporation or any other party, or otherwise in connection with any of the foregoing (the "Authorized Transactions");

(iii) each of the officers designated below (an "Authorized Officer"), is a duly elected (or appointed), qualified and acting officer of the Corporation, and the signature appearing opposite his or her name below is his or her genuine signature:

Name                Office                             Signature
----                ------                             ---------

John Markovich      Vice President & CFO               /s/ John M. Markovich
---------------     -------------------------------    -------------------------
Jeff Ryan           Assistant  Treasurer               /s/ Jeffrey M. Ryan
---------------     -------------------------------    -------------------------
Joseph Zils         VP, Secretary & General Counsel    /s/ Joseph Zils
---------------     -------------------------------    -------------------------

(iv) each Authorized Officer has full power and authority to act alone on behalf of the Corporation with respect to the Authorized Transactions and to do and perform all acts and things, and to execute and deliver all instruments and documents of every kind and nature he or she may deem necessary, proper or incidental to, or which is otherwise reasonably required by FCC in connection with, completion of the Authorized Transactions, including but not limited to one or more leases, loan agreements, promissory notes, security agreements, schedules, riders, certificates, guaranties, pledge agreements, subordination agreements, purchase orders or agreements, disbursement authorizations, invoices, bills of sale, intercreditor agreements, consents, disclaimers of interests, and UCC financing statements and any future modification(s) or amendments thereof ("Authorized Documentation"), with such execution and delivery to be conclusive evidence that such Authorized Transactions have been duly and specifically authorized and approved by the Board of Directors of the Corporation as being for the benefit of the Corporation and that such Authorized Documentation is intended by the Board of Directors to constitute the valid and legally binding obligations of the Corporation, enforceable by FCC in accordance with their terms;

(v) all corporate votes, meetings, consents or other actions necessary or appropriate to duly and properly authorize the Corporation to enter into the Authorized Transactions and for the Authorized Officers to execute and deliver the Authorized Documentation has been taken, and such corporate actions are in full force and effect as of the date hereof and have not been modified or rescinded in any respect.

(vi) all previous acts of, and all documents and papers heretofore executed and delivered by, any Authorized Officer in connection with the Authorized Transactions or any Authorized Documentation are ratified, confirmed and approved as the act or acts of the Corporation;

(vii) the Corporation shall furnish written notice to FCC of any revocation, modification or amendment of any corporate action affecting any of the foregoing certifications, and FCC shall be entitled to rely on these certifications until such notice is received by FCC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation, this 19th day of December, 1995.

                                /s/ Joseph Zils
                                ---------------
                                   Secretary

FLEET CREDIT CORPORATION
                                                  LEASE SCHEDULE NO. 32053-00001
                                                      (True Lease Schedule)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305
                                        Lessee: OPTICAL COATING LABORATORY, INC.
                                        Address: 2789 NORTH POINT PARKWAY

                                                 SANTA ROSA, CA 95407

           1. This Lease Schedule No. 32053-00001 dated as of December 19, 1995 is entered into pursuant to, and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32053 dated as of December l9, 1995 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

           2. ACQUISITION  COST.  The  Acquisition  Cost of  the  Equipment  is:
$5,900,000.00.

          3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 7:2 months after the Lease Term Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

             (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 72. consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and monthly thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date"):
                                            Amount of Each
   Number of Rental Payments                Rental Payment
   -------------------------                ---------------
            36                                 $75,997.31
            36                                  92,885.65



             (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the,first Rental Payment, due and payable on the Acceptance Date.

             (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to ____% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

          4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

          5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

           6. The Rental Payments may change for Equipment accepted after December 26, 1995.

Dated as of: December 19, 1995

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

This is counterpart No. 2 of a total of 2 counterparts. Only counterpart No. 1 shall be considered chattel paper for purposes of the Uniform Commercial Code and a security interest may be perfected only by possession of counterpart No. 1.

FLEET CREDIT CORPORATION                                    Schedule A Equipment

Attached to and made part of the following documents: True Lease Schedule No. 32053-01, Acceptance Certificate, Consent and Waiver Form, UCC-1 Financing Statement and UCC-1 Fixture Filing.
with: Optical Coating Laboratory, Inc.

--------------------------------------------------------------------------------
QTY. DEPRECIABLE LIFE, DESCRIPTION and VENDOR               MODEL NO. SERIAL NO.
--------------------------------------------------------------------------------

     Depreciable Life of Equipment is 07 Years.

     Bystronics  Inc.  vertical  to  horizontal   loading
     system, model 556U-106-144, approx. size 10" X 16, 23-5" rollers, 6 suction cup stations, gear driven, 480 volt, Atlantic fluid power hydraulic pump, model
     AF-10247,  serial  1029622,  Buush  vacuum pump type
     RC0063-4005-1001, serial C25315.

     New  London  conveyer  with pop out  station,  model
     MD500,  serial 1GN025727,  approx. size 14' X 14' 17
     4" rollers, 16 pop out belts, gear driven with reliance control box.

     New London  prewash  conveyer,  17 4" rollers,  gear
     driven,  approx.  size 10' X 10',  reliance  control
     box.
     Billco plate  scrubber/washer,  single sided,  model
     684-8,   serial  9593,  480  volt,  system  has  the
     following stations:
       Preclean  station:  spray  bars,  stainless  steel
     cascading tanks, low level controls, flow meters.
       Scrubbing  station:   spray  bars,  high  pressure
     pumps,  stainless steel cascading  tanks,  low level
     controls,  oscillating  scrubbing brush, AMP meters,
     all stainless  steel  construction,  Pumice tank 30"
     diameter with lightening  mixer,  type 2, all Baldor
     TEFC motors.
       Post cleaning station: with 8 brush washer module,
     heaters,  spray bars, low level controls,  stainless
     steel cascading  tank, all Baldor TEFC motors,  flow
     meters, all stainless steel construction.
       Drying   station:   with   3  pair   air   knifes,
     manometers, Billco blower with HEPA filters, static bar.

--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

  FLEET CREDIT CORPORATION                                  Schedule A Equipment

Attached to and made part of the following documents: True Lease Schedule No. 32053-01, Acceptance Certificate, Consent and Waiver Form, UCC-1 Financing Statement and UCC-1 Fixture Filing.
with: Optical Coating Laboratory, Inc.

--------------------------------------------------------------------------------
QTY. DEPRECIABLE LIFE, DESCRIPTION and VENDOR               MODEL NO. SERIAL NO.
--------------------------------------------------------------------------------

     Class 100 portable clean room with safety lights, mylar curtains, 30-Envirco 24" X 48" HEPA filters, model MACK10.

     New London  conveyer,  approx.  size 8' X 16', 17-4"
     rollers, reliance controls, model SP500.
     Airco In-line flat glass coating  system- model C-9,
     MFG.  1990,  the  coating is based on the use of the
     AIRCO    C-MAG   dual    rotatable    and    planner
     magnetron-type  spu.ttering  cathodes,  maximum load
     size 74" X 130" the  above  system  consists  of the
     following components:
       Entry  lock  chamber:  The entry  lock  chamber is
     pumped down using (4) Edwards  vacuum  pumps,  model
     2M275,  serials  875,  892,904,876,  each pump has a
     Balston  filter,   model  AR0780371H,   rotary  load
     vacuum' blower, model 1030RGS-HVR,  powered by a 100
     HP motor, double polycold, model PFC500B, serial 501
     660,  16"  varian  diffusion  pump,   2-clear  glass
     viewports, 2 Ion gauges, pressure switches, internal
     o-ring elastomer conveyer belt, slit valves.
       Main-chamber:  The  main  chamber  consists  of  3
     sections.  Entry  Buffer/Interstagea;   area  has  a
     optical monitoring unit with a 6' monitoring heads, internal. conveyer, 2 viewports, varian diffusion pump, poppet valves, gauges.


--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

FLEET CREDIT CORPORATION                                    Schedule A Equipment

Attached to and made part of the following documents: True Lease Schedule No. 32053-01, Acceptance Certificate, Consent and Waiver Form, UCC-1 Financing Statement and UCC-1 Fixture Filing.
with: Optical Coating Laboratory, Inc.

--------------------------------------------------------------------------------
QTY. DEPRECIABLE LIFE, DESCRIPTION and VENDOR               MODEL NO. SERIAL NO.
--------------------------------------------------------------------------------

     Coating  sections:  consists of 8 cathodes that make
     up 4-2 cathode positions, each separated by a varian
     16" diffusion  pump, 6 of the cathode  positions are
     equipped  with  externally   adjustable  over  spray
     shields, the pumping system is a Edwards 275 vacuum pump, model E2M275, serial 10335, with a mechanical booster hydrokinetic drive, model EH2600, Balston filter model AR-0780-371H, viewports, manometers,
     Ion gauges, internal conveyer.
       Exit/buffer/Interstage: has a optical monitoring unit with 6 monitoring heads, internal conveyer, 2-viewports, varian diffusion Pump, poppet valves, gauges.
       Exit lock chamber: The exit lock chamber is pumped down using (4) Edwards vacuum pumps, model 2M275, serials 8905, 8555,8615,877, each pump has a Balston filter model AR0780371H, rotary load vacuum blower, model RGS-HV8, powered by a 100 HP motor, double
     Polycold, model PFC500B, 16" varian diffusion pump, 2-clear glass viewports, 2 Ion gauges, pressure switches, internal o-ring elastomer conveyer belt, slit valves.
       Control room: is equipped with 14 multi-set point controllers which control amps, kilowatts, volts, from the cathodes, 3 process controller terminals, which are Sony monitors with Dell Optiplex XM590 computers, screenware software, emergency shut-off switches.


--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

FLEET CREDIT CORPORATION                                    Schedule A Equipment

Attached to and made part of the following documents: True Lease Schedule No. 32053-01, Acceptance Certificate, Consent and Waiver Form, UCC-1 Financing Statement and UCC-1 Fixture Filing.
with: Optical Coating Laboratory, Inc.

--------------------------------------------------------------------------------
QTY. DEPRECIABLE LIFE, DESCRIPTION and VENDOR               MODEL NO. SERIAL NO.
--------------------------------------------------------------------------------

     1 Polymetrics D.I water system hot/cold water, consisting of but not limited to: filter specialist filters, model FSPN-1300-SS, serial 37588, Mfg.
     1995,  Polymetrics  osmosis  system,  15  HP,  model
     HTFC-K-369976, serial 95071-00, (2) Polymetrics Ion exchange vessels, storage tank 12 X 12, model 12 X
     12, serial 950339.

     Varian leak detector, model 938-41 with SD-450 pump.
     Extensive  spare parts  inventory  consisting of but
     not limited to: o-rings, bushings,  nipples, tubing,
     limit  switches,   rings,  washers,   bearings,  air
     cylinders,  couplings,  actuators,  vacuum switches,
     convection  gauge tubes,  unions  adapters,  elbows,
     gaskets,  tee's, mass flow  controllers,  hoses, air
     motors,  insuliners,  connector  magnet ends,  nuts,
     screws,  sprockets,   roller  chains,  pin  springs,
     belts,  air  valves,  lube oil,  Dow  corning Hi vac
     grease,  mobil clutch oil, invoil 940 diffusion pump
     fluid, transformers, modules, power supplies, fuses,
     circuit  cards,  toggle  switches,  servopacks,  pin
     connectors,    resistors,    push   buttons,   quick
     disconnects,   ball  valves,  flow  setters,  plugs,
     filters, coils, clamps, jumpers, collars, cathode cables, lugs, pumps, assorted hand tools, cribs, etc.

     Material  inventory,  consisting  of but not limited
     to: (2) planar ZN, (1) planar AG, (8) planar CR, (2)
     planar  ZRB2,  (1) planar  TI,  (1) planar SN,  (11)
     C-MAG  ZN,  (14) C-MAG SI, (6) C-MAG ZR,  (10) C-MAG
     TI, (8) C-MAG SN.
     AND ALL STANDARD AND ACCESSORY EOUIPMENT


--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

FLEET CREDIT CORPORATION                                            Schedule A-1
                                                             Equipment Location

Attached to and made part of the following documents: True Lease Schedule No. 32053-01, Acceptance Certificate, Consent and Waiver Form, UCC-1 Financing Statement and UCC-1 Fixture Filing.
with: Optical Coating Laboratory, Inc.

--------------------------------------------------------------------------------
LOC.      EQUIPMENT CURRENTLY LOCATED AT:
--------------------------------------------------------------------------------

  01      Optical Coating Laboratory, Inc.
          1405 Thunderbolt Way
          Santa Rosa, CA 95407





--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

FLEET CREDIT CORPORATION                          Schedule A Equipment

Attached to and made part of the following documents: True Lease Schedule No. 32053-01, Acceptance Certificate, Consent and Waiver Form, UCC-1 Financing Statement and UCC-1 Fixture Filing.
with: Optical Coating Laboratory, Inc.

--------------------------------------------------------------------------------
QTY. DEPRECIABLE LIFE, DESCRIPTION and VENDOR               MODEL NO. SERIAL NO.
--------------------------------------------------------------------------------

     Billco triple cascading rinser/dryer, 84" wide, 7 spray banks, 4 air knifes, chain driven, Honeywell control, model 100-191, serial 92192.

     New London conveyer, approx. 8' X 14', chain driven,
     15-4"  rollers,  pillow  block  bearings.

     Walco  film   applicator,   model   810/84,   serial
     956996900,   84"   capacity,    adjustable   tension
     controls, adjustable film sizes, nip rollers, safety eyes.

     New London conveyer with pop up capabilities,  model
     16STAND-POP-UP, 12 X 24, serial 9533818, chain driven, 4" rollers.

     Bystronics Ind. CNC automated flat glass scribing machine, model XY2-F-92, serial 045, date 1995, machine #E4053-95, CNC controls, 2 air tables, safety rails.

     Compair air compressor,  model HYDROVANE 218, serial
     218-000623,  hours 174.

     Compair  air  compressor, model HYDROVANE 218, serial
     218-800624, hours 800.

     Compair  air compressor,  model HYDROVANE 218, serial
     218-000625, hours 383.

     Ultra-air dryer, model UA625AC, serial U-12345.

     Cooling  tower,   approx.  10'  X  10'  X  20'  with
     centrifugal    pumps,   type   T508-80E-CH,    model
     125OY125BP4-6-30, (2) return pumps, type HOV-CH, model 150X12514-6552.


--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

FLEET CREDIT CORPORATION                                  ACCEPTANCE CERTIFICATE

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

    This Acceptance Certificate is attached to and made a part of that certain Lease Schedule No. 32053-00001, dated as of December 19, 1995 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

    1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date").

    2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment has been acquired for all purposes of the Lease.

    3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

    4. The LEASE TERM COMMENCEMENT DATE is the 20 day of December, 1995.

    5. The RENTAL PAYMENT COMMENCEMENT DATE is the 20 day of December, 1995.

    6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

           - ACQUISITION COST: $_______________.

           - LEASE TERM: _______________ months.

           - RENTAL PAYMENTS: Number of Rental Payments    Rental Payment Amount
                              -------------------------    ---------------------

           - ADVANCE RENTAL PAYMENT(S): First only.

           - SECURITY DEPOSIT: 0%.

Dated: December 22, 1995

Agreed and Accepted:


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

[LOGO]                                                     PURCHASE OPTION RIDER
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-00001, dated as of DECEMBER 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

         1. Purchase Option. If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) the Purchase Option Price (hereinafter defined).

         Provided that Lessor shall have received all amounts payable hereunder on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 3% of the Acquisition Cost of the Equipment.

         2. Purchase Option Price. If Lessee has elected to exercise the Purchase Option, then the "Purchase Option Price" shall be the Fair Market Value (hereinafter defined) of the Equipment, provided, however, that the Purchase Option Price shall not exceed 30.00000% of the Acquisition Cost of the Equipment. As soon as practicable following Lessor's receipt of the Option Notice, Lessor and Lessee shall agree on the Fair Market Value of the Equipment as of the end of the Lease Term. "Fair Market Value" of the Equipment shall be the amount determined on the basis of, and equal in value to, the amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a buyer-user currently in possession or a used equipment or scrap dealer) and an informed and willing seller, under no compulsion to buy or sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value, and it shall be assumed (whether or not the same be true) that the Equipment has been maintained and would have been returned to Lessor in compliance with the requirements of the Lease.

         If Lessor and Lessee fail to agree upon Fair Market Value on or before one hundred sixty (160) days prior to the expiration of the Lease Term, then such value shall be determined by the Appraisal Procedure (as set forth in Section 3 below), at Lessee's sole cost and expense.

          3. Appraisal Procedure. On the earlier of 160 days prior to the end of the Lease Term or the date on which either party hereto shall have given written notice to the other requesting determination of the Fair Market Value of the Equipment by this Appraisal Procedure (the "Appraisal Notice"), the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within ten (10) business days after the Appraisal Notice is given, each party shall appoint an independent appraiser and the two appraisers shall attempt to jointly agree on the Fair Market Value of the Equipment. If the two appraisers cannot so agree, then the two appraisers so appointed shall appoint a third independent appraiser. If the two appraisers have been unable to agree on the Fair Market Value and on a third appraiser within thirty (30) days after the date of their appointment, Lessor may apply to the American Society of Appraisers or the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. Any appraiser or appraisers appointed pursuant to this Appraisal Procedure shall be bound to determine the Fair Market Value of the Equipment within thirty (30) days after the appointment of the final appraiser to be employed pursuant to this Appraisal Procedure. If the parties shall have appointed a single appraiser, his or her determination of value shall be final, binding and conclusive on the parties. If the parties have appointed two appraisers, then their jointly agreed determination of value shall be final, binding and conclusive on the parties. If three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, the appraisal having a value furthest from the average shall be discarded and the remaining two appraised values shall be averaged, and the average of the remaining two appraised values shall be final, binding and conclusive on the parties.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: DECEMBER 19, 1995

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By:                                          By:
    ------------------------------               ------------------------------
Name:                                        Name:
      ----------------------------                 ----------------------------
Title:                                       Title:
       ---------------------------                  ---------------------------

            If Lesser and Lessee fail to agree upon Fair Market Value on or before one hundred sixty (160) days prior to the expiration of the Lease Term, then such value shall be determined by the Appraisal Procedure (as set forth in Section 3 below), at Leesee's sole cost and expense.

            3. Appraisal Procedure. On the earlier of 160 days prior to the end of the Lease Term or the date on which either party hereto shall have given written notice to the other requesting determination of the Fair Market Value of the Equipment by this Appraisal Procedure (the "Appraisal Notice"), the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within ten (10) business days after the Appraisal Notice is given, each party shall appoint an independent appraiser and the two appraisers shall attempt to jointly agree on the Fair Market Value of the Equipment. If the two appraisers cannot so agree, then the two appraisers so appointed shall appoint a third independent appraiser. If the two appraisers have been unable to agree on the Fair Market Value and on a third appraiser within thirty (30) days after the data of their appointment, Lessor may apply to the American Society of Appraisers or the American Arbitration Association to make such appointments, and both parties shall be bound by any such appointment. Any appraiser or appraisers appointed pursuant to this Appraisal Procedure shall be bound to determine the Fair Market Value of the Equipment within thirty (30) days after the appointment of the final appraiser to be employed pursuant to this Appraisal Procedure. If the parties shall have appointed a single appraiser, his or her determination of value shall be final, binding and conclusive on the parties. If the parties have appointed two appraisers, then their jointly agreed determination of value shall be final, binding and conclusive on the parties. if three appraisers shall be appointed, the values determined by the three appraisers shall be averaged, the appraisal having a value furthest from the average shall be discarded and the remaining two appraised values shall be averaged, and the average of the remaining two appraised values shall be final, binding and conclusive on the parties.

            All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

      Dated as of: DECEMBER 19, 1995

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

This is counterpart No. 2 of a total of 2 counterparts. Only counterpart No. 1 shall be considered chattel paper for purposes of the Uniform Commercial Code and a security interest may be perfected only by possession of counterpart No. 1.

This is counterpart No. 2 of a total of 2 counterparts. Only counterpart No. 1 shall be considered chattel paper for purposes of the Uniform Commercial Code and a security interest may be perfected only by possession of counterpart No. 1.

[LOGO]                                               EARLY PURCHASE OPTION RIDER
Fleet Credit  Corporation                                   (single option)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Early Purchase Option Rider (the "Rider") is attached to and made a part of that certain Lease Schedule No. 32053-00001, dated as of DECEMBER 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

         So long as no Event of Default has occurred and is continuing under the Lease, and upon at least 90 days prior written notice to Lessor, Lessee shall have the right to terminate the Lease Term for all but not less than all of the Equipment on the Rental Payment Date for Rental Payment Number 60 (the "Termination Date"). Lessee shall pay to Lessor on the Termination Date an amount equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus, (c) 43.00 % of the Acquisition Cost of the Equipment.

         Provided that Lessor shall have received all amounts payable hereunder on the Termination Date, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the Termination Date, on an "AS-IS", "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor.

    In the event Lessee shall not pay all amounts due hereunder on the Termination Date, then the Lease Term for the Equipment shall continue in full force and effect, and this Rider shall be null and void and of no further force and effect.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: DECEMBER 19, 1995

FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

                                                  STIPULATED LOSS VALUE SCHEDULE
[LOGO]
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

          This Stipulated Loss Value Schedule (the "Schedule") is attached to and made a part of that certain Lease Schedule No. 32053-00001, dated as of DECEMBER 19, 1995 (the "Lease Schedule"), by and between the undersigned parties.

         The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease. The Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus
(b) the product of the Acquisition Cost of the such Equipment multiplied by the percentage as of such Rental Payment Date as set forth on the reverse side hereof.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.

Dated as of:  DECEMBER 19, 1995


FLEET CREDIT CORPORATION                     OPTICAL COATING LABORATORY, INC.

By: /s/ Lisa D. Wardle                       By: /s/ John M. Markovich
    ------------------------------               ------------------------------
Name:   LISA D. WARDLE                       Name:   John M. Markovich
      ----------------------------                 ----------------------------
Title:  Assistant Vice President             Title:  VP Finance & CFO
       ---------------------------                  ---------------------------

This is counterpart No. 2 of a total of 2 counterparts. Only counterpart No. 1 shall be considered chattel paper for purposes of the Uniform Commercial Code and a security interest may be perfected only by possession of counterpart No. 1.


Rental Payment Date for       Percentage of      Rental Payment Date for      Percentage of
Rental Payment Number         Acquisition Cost   Rental Payment Number        Acquisition Cost

       Dec-20-95              103. 71191018            Dec-20-98             75. 61083998
       Jan-20-96              103. 10325906            Jan-20-99             74. 41927127
       Feb-20-96              102. 48881671            Feb-20-99             73. 21888014
       Mar-20-96              101. 86856056            Mar-20-99             72. 00963223
       Apr-20-96              101. 23595169            Apr-20-99             70. 79267773
       May-20-96              100. 56272737            May-20-99             69. 57156887
       Jun-20-96               99. 88267988            Jun-20-99             68. 34270075
       Jul-20-96               99. 19068441            Jul-20-99             67. 10963831
       Aug-20-96               98. 49257297            Aug-20-99             65. 86759178
       Sep-20-96               97. 78752786            Sep-20-99             64. 61769304
       Oct-20-96               97. 07045090            0ct20-99              63. 36352940
       Nov-20-96               96. 34716025            Nov-20-99             62. 10029946

       Dec-20-96               95. 61682414            Dec-20-99             60. 82912327
       Jan-20-97               94. 87437132            Jan-20-00             59. 55361078
       Feb-20-97               94. 12560593            Feb-20-00             58. 26894881
       Mar-20-97               93. 37050337            Mar-20-00             56. 97510170
       Apr-20-97               92. 60898815            Apr-20-00             55. 67317580
       May-20-97               91. 83912210            May-20-00             54. 36682732
       Jun-20-97               91. 06277783            Jun-20-00             53. 05234454
       Jul-20-97               90. 27803297            Jul-20-00             51. 73339705
       Aug-20-97               89. 48681076            Aug-20-00             50. 40513084
       Sep-20-97               88. 68901553            Sep-20-00             49. 06863302
       Oct-20-97               87. 88274773            Oct-20-00             47. 72759662
       Nov-20-97               87  06991871            Nov-20-00             46. 37715544

       Dec-20-97               86. 25042075            Dec-20-00             45. 01838420
       Jan-20-98               85. 42237739            Jan-20-01             43. 65499964
       Feb-20-98               84. 58763797            Feb-20-01             42. 28212323
       Mar-20-98               83. 74632661            Mar-20-01             40. 89971796
       Apr-20-98               82. 89875416            Apr-20-01             39. 51159878
       May-20-98               82  04546509            May-20-01             38. 13255957
       Jun-20-98               81. 18591198            Jun-20-01             36. 74782139
       Jul-20-98               80. 32060206            Jul-20-01             35. 37217451
       Aug-20-98               79. 44850088            Aug-20-01             33. 98698799
       Sep-20-98               78. 57005214            Sep-20-01             32. 59607521
       Oct-20-98               77. 68578318            Oct-20-01             31. 21423302
       Nov-20-98               76  79464909            Nov-20-01             29. 82282705


                             WARRANTY BILL OF SALE
[LOGO]
Fleet Credit Corporation
50 Kennedy Plaza
Providence, Rhode Island 02903

         OPTICAL COATING LABORATORY, INC. ("Seller) of 2789 NORTH POINT PARKWAY SANTA ROSA, CA 95407, in consideration of the sum of $5,900,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Credit Corporation ("FCC") a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will forever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 19th day of December, 1995.

                              OPTICAL COATING LABORATORY, INC.

                              By: /s/ John M. Markovich
                                  ------------------------------
                              Name:   John M. Markovich
                                    ----------------------------
                              Title:  VP Finance & CFO
                                     ---------------------------

State of    California
          --------------------
County of   Sonoma
          --------------------

         Subcribed and sworn before me this 22nd day of December, 1995.

                                             /s/ Agie S. Navarro
                                        ----------------------------------------
                                                  Notary Public
                                        My Commission expires: November 11, 1997
                                                              ------------------
                                                       (SEAL)
              ===============================
                      AGIE S. NAVARRO
              [SEAL]  COMM. #1009257
                 Notary Public--California
                       SONOMA COUNTY
               My Comm. Expires NOV 11, 1997
              ===============================

[LOGO]                                                       PAY PROCEEDS LETTER
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

     We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32053-00001 dated as of DECEMBER 19, 1995, and make disbursements directly to said Payee(s) as follows:

                                                            Amount of
              PAYEE                                          Payment

Optical Coating Laboratory, Inc.                         $ 5,837,402.90
----------------------------------------------------   -------------------------
Fleet credit Corporation (Short Fund Advance Rental)          62,597.10
----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

                 TOTAL:                                     $ 5,900,000.00
                                                            --------------------


Dated as of: DECEMBER 19, 1995

                                      OPTICAL COATING LABORATORY, INC.

                                      By: /s/ John M. Markovich
                                          ------------------------------
                                      Name:   John M. Markovich
                                            ----------------------------
                                      Title:  VP Finance & CFO
                                             ---------------------------

This is counterpart No. 2 of a total of 2 counterparts. Only counterpart No. 1 shall be considered chattel paper for purposes of the Uniform Commercial Code and a security interest may be perfected only by possession of counterpart No. 1.

FLEET CREDIT CORPORATION
                                                 CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode Island 02903

         The undersigned, Aid Association for Lutherans, 4321 North Ballard Road Appleton, Wisconsin 54919 is the owner, landlord or mortgagee of the premises located at 2789 North Point Parkway a/k/a 1405 Thunderbolt Way, Santa Rosa,
California  95407  (the  "Premises")  which  are  occupied  by  Optical Coating.

         The undersigned acknowledges that Customer has leased or financed, or that Customer expects hereto, including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

         The  undersigned  waives  any  right,  title or  interest  in or to the
         Equipment thay it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for The purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the equipment at any reasonable time or times, FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which It may be installed or affixed to the Premises.

         This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be govened by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

         IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this 20th day of December, 1995.

                                             Aid Association for Lutherans


By:  /s/ Kenneth E. Podell                   By: /s/ Frederick J. Russler
   --------------------------                   --------------------------------
         Kenneth E. Podell                   Title: Assistant  Vice President--
         Assistant Secretary                        ----------------------------
                                                    Mortgages & Real Estate

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                   (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this ___________ day of ____________________, 19__ personally appeared before me
___________________________, Undersigned in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)

STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ___________ of ____________________, 19__ personally appeared before me
___________________________  and  ___________________________,  who executed the foregoing Consent and Waiver, to me personally well known and known to the persons who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged on oath that they were Partners of ____________________________ __________________, the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
STATE OF       WISCONSIN
          -----------------
                        SS.
COUNTY OF      OUTAGAMIE
          -----------------

           I, Ruth M. Mueller, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 22nd day of December, 1995 personally appeared before me Frederick J. Russler and Kenneth E. Podell (Name of Signer for Undersigned) to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged to me an oath that he was Asst. V.P.-Mortgages & Real Estate & Asst. Secretary (Title) of Aid Association for Lutherans, the Corporation named in and which executed said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and Waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires 7-27-97                         Ruth M. Mueller
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)